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                                                                   Exhibit 10.47

                                  OFFICE LEASE

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                               TABLE OF CONTENTS

ARTICLE 1
(Fundamental Lease Provisions) ...............................................1

ARTICLE 2
(Lease of Demised Premises) ..................................................3
          2.1 Lease of Demised Premises ......................................3
          2.2 Term ...........................................................3
          2.3 Common Areas ...................................................3
          2.4 Delay in Commencement ..........................................3
          2.5 Condition of Demised Premises ..................................3
          2.6 Quiet Enjoyment ................................................3

ARTICLE 3
(Rent) .......................................................................5
          3.1 Rent ...........................................................5
          3.2 [Intentionally omitted] ........................................5
          3.3 [Intentionally omitted] ........................................5
          3.4 Interest on Delinquent Rent ....................................5
          3.5 Late Charge ....................................................5

ARTICLE 4
(Operating Costs) ............................................................5
          4.1 Payment of Costs ...............................................5
          4.2 Definition .....................................................7
          4.3 Estimated Payments .............................................7
          4.4 Annual Settlement ..............................................7
          4.5 Final Proration ................................................8
          4.6 No Representation ..............................................8
          4.7 Additional Rent ................................................8

ARTICLE 5
(Occupancy) ..................................................................8
          5.1 Use ............................................................8
          5.2 Compliance with Law ............................................8
          5.3 Food, Beverages and Odors ......................................9
          5.4 Waste ..........................................................9
          5.5 Signs ..........................................................9

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ARTICLE 6
(Assignment and Subletting) ..................................................9
          6.1 Assignment, Mortgage, Subletting ...............................9
          6.2 Procedure for Assignment ......................................12

ARTICLE 7
(Alterations) ...............................................................12
          7.1 Alterations ...................................................12
          7.2 Notice ........................................................12
          7.3 Title to Improvements .........................................13

ARTICLE 8
(Repairs) ...................................................................13
          8.1 Tenant's Repairs ..............................................13
          8.2 Window and Floor Coverings ....................................13
          8.3 Landlord's Repairs ............................................13
          8.4 No Rent Abatement .............................................14

ARTICLE 9
(Insurance) .................................................................14
          9.1 Landlord's Insurance Coverage .................................14
          9.2 Tenant's Insurance Coverage ...................................14
          9.3 Form of Policies ..............................................15
          9.4 Waiver of Subrogation .........................................15
          9.5 Liability .....................................................15
          9.6 Tenant's Indemnification ......................................16

ARTICLE 10
(Subordination and Attornment) ..............................................17
          10.1 Subordination ................................................17
          10.2 Attornment ...................................................17
          10.3 Mortgages ....................................................17
          10.4 Amendments to Lease ..........................................17

ARTICLE 11
(Rules and Regulations) .....................................................18
          11.1 Compliance with Rules ........................................18

ARTICLE 12
(Damage or Destruction) .....................................................18
          12.1 Damage .......................................................18
          12.2 Landlord's Right to Terminate Lease ..........................18
          12.3 Obligations of Tenant ........................................18

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ARTICLE 13
(Eminent Domain) ............................................................19
          13.1 Eminent Domain ...............................................19
          13.2 Damages ......................................................19
          13.3 Restoration ..................................................19

ARTICLE 14
(Utilities and Services) ....................................................19
          14.1 Installation and Use .........................................19
          14.2 Utility Services by Landlord .................................20
          14.3 Interruption of Service ......................................20
          14.4 Excessive Use ................................................20
          14.5 Plumbing .....................................................20
          14.6 Cessation of Services ........................................20

ARTICLE 15
(Access) ....................................................................21
          15.1 Access for Repairs ...........................................21
          15.2 Access to Show or Renovate ...................................21
          15.3 Conditions of Entry ..........................................21

ARTICLE 16
(Certificates of Occupancy) .................................................22
          16.1 Certificates of Occupancy ....................................22

ARTICLE 17
(Life Safety Systems) .......................................................22
          17.1 Life Safety Systems ..........................................22

ARTICLE 18
(Bankruptcy) ................................................................22
          18.1 Bankruptcy Prior to Term .....................................22
          18.2 Bankruptcy During Term .......................................23
          18.3 Measure of Damages ...........................................23
          18.4 Other Remedies ...............................................23

ARTICLE 19
(Default) ...................................................................23
          19.1 Events of Default ............................................23

ARTICLE 20
(Remedies) ..................................................................24
          20.1 Landlord's Remedies ..........................................24
          20.2 Certain Damages ..............................................24
          20.3 Continuing Liability After Termination .......................25
          20.4 Cumulative Remedies ..........................................26
          20.5 Redemption ...................................................27

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          20.6 Fees and Expenses ............................................27

ARTICLE 21
(End of Term) ...............................................................28

          21.1 Condition of Demised Premises ................................28
          21.2 Holding Over .................................................28
          21.3 Holdover Without Consent .....................................28
          21.4 Termination ..................................................29

ARTICLE 22
(Surrender, Waiver and Integration) .........................................29
          22.1 Surrender ....................................................29
          22.2 No Waiver ....................................................29
          22.3 Integration ..................................................29

ARTICLE 23
(Jury Trial) ................................................................30
          23.1 Waiver of Jury Trial .........................................30

ARTICLE 24
(Landlord's Default) ........................................................30
          24.1 Landlord .....................................................30
          24.2 Force Majeure ................................................30

ARTICLE 25
(Notice) ....................................................................31
          25.1 Notice .......................................................31

ARTICLE 26
(Security) ..................................................................31
          26.1 Security Deposit .............................................31
          26.2 Return of Deposit ............................................31
          26.3 Transfer of Project ..........................................31
          26.4 [Intentionally omitted] ......................................32

ARTICLE 27
(Transfer by Landlord and Landlord's Liability) .............................32
          27.1 Transfer of Landlord's Interest ..............................32
          27.2 Limited Liability of Landlord ................................32

ARTICLE 28
(Environmental Covenants) ...................................................32
          28.1 Definition of Hazardous Materials ............................32
          28.2 Hazardous Materials Covenant .................................32
          28.3 Tenant's Indemnity ...........................................33

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ARTICLE 29
(Tenant's Taxes) ............................................................33
          29.1 Personal Property Taxes ......................................33
          29.2 Sales and Withholding Tax Reporting ..........................33
          29.3 Exemption of Demised Premises from Tax Lien ..................33

ARTICLE 30
(Miscellaneous) .............................................................34
          30.1 Plans ........................................................34
          30.2 Broker .......................................................34
          30.3 Binding Effect ...............................................34
          30.4 Act of Tenant ................................................34
          30.5 Headings .....................................................35
          30.6 Construction .................................................35
          30.7 Severability .................................................35
          30.8 Security .....................................................35
          30.9 [Intentionally omitted] ......................................35
          30.10 Storage .....................................................35
          30.11 Time ........................................................35
          30.12 No Recording ................................................35
          30.13 Name Change .................................................36
          30.14 Estoppel ....................................................36
          30.15 Publicity and Advertisement .................................36
          30.16 Choice of Law ...............................................36
          30.17 Days ........................................................36
          30.18 Food, Beverages and Odors ...................................36
          30.19 Financial Statements ........................................37
          30.20 Exculpation .................................................37
          30.21 PERA ........................................................37
          30.22 Incorporation of Exhibits....................................38

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                                    OFFICE LEASE

          This Office Lease (the "Lease") is entered into effective as of December 28, 2001, between Flatirons Cottonwood, Inc., a Delaware corporation, by LaSalle Investment Management, Inc., a Maryland corporation, as Advisor to Public Employees' Retirement Association of Colorado, the sole shareholder of Flatirons Cottonwood, Inc. ("Landlord"), and the tenant named in Section 1.4 below ("Tenant"). In consideration of the covenants set forth herein, Landlord hereby leases to the Tenant and Tenant hereby hires from Landlord, the premises described in Section 1.7 of this Lease ("Demised Premises") which are located at 2477 55th Street, Suite 101, Boulder, Colorado 80301, upon the conditions set forth below, and it is agreed that each of the terms, covenants, provisions and agreements hereinafter specified will be a condition.

                                    ARTICLE 1
                         (Fundamental Lease Provisions)

          1.1  Date of Lease: December 28, 2001.

          1.2  Development Rentable Area: 170,978 square feet.

          1.3  Landlord: Flatirons Cottonwood, Inc., a Delaware corporation.

          1.4 Tenant: International Language Engineering Corporation, d/b/a Lionbridge Technologies, Inc.

          1.5  Trade Name (if any): Lionbridge Technologies, Inc.

          1.6  Guarantor (if any): None.

          1.7 Demised Premises: A portion of the first floor, as shown hatched in black on the plan attached hereto as Exhibit A and made a part
                                                       ---------
               hereof, known as Suite 101 in the office building located at 2477 55th Street, Boulder, Colorado (the "Building").

          1.8  Demised Premises Rentable Area: 10,480 square feet.

          1.9 Lease Term: Approximately, 61 months, beginning April 1, 2002 (the "Commencement Date") and ending April 30, 2007.

          1.10 Option(s) to Renew: Tenant will have the right to renew this Lease as set forth in Article 34 of the Addendum, attached hereto and by this reference incorporated herein

          1.11 Minimum Rent: At an annual rate as set forth in Article 32 of the Addendum.

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          1.12 Additional Rent: Tenant will pay as Additional Rent Tenant's
               Percentage of all Operating Costs, the cost of any utilities supplied by Landlord to the Demised Premises, and any other amounts owed by Tenant hereunder.

          1.13 Use of Premises: the Premises will be used solely for general office use.

          1.14 Addresses for Notice:

                To Tenant:        International Language Engineering Corporation
                                  c/o Lionbridge Technologies, Inc.
                                  2477 55th Street, Suite 101
                                  Boulder, Colorado 80301

                To Landlord:      Flatirons Cottonwood, Inc.
                                  c/o Trammell Crow Company
                                  7535 East Hampden Avenue, Suite 650
                                  Denver, Colorado 80231-4845

                With a copy to:   Flatirons Cottonwood, Inc.
                                  c/o LaSalle Investment Management, Inc.
                                  950 Seventeenth Street, Suite 1850
                                  Denver, Colorado 80202

          1.15 Security Deposit: Tenant will deliver a Letter of Credit to Landlord in the amount of $50,000 upon execution of this Lease, as more particularly described in Article 35 of the Addendum.

          1.16 Tenant's Percentage: 6.1294%.

          1.17 The Project: The office buildings (including the Building) and the land and improvements known as Flatiron Park West located at 2425, 2477, 2511 and 2555 55th Street, Boulder, Colorado 80301.

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          1.18 Broker(s): Mr. Richard Damm
                          Trammell Crow
                          7535 E. Hampden Avenue
                          Suite 650
                          Denver, Colorado 80231-4845

                          Mr. Ken Gooden
                          The Staubach Company
                          1125 17th Street
                          Suite 1420
                          Denver, Colorado 80202

          1.19 Addendum: This Lease has one Addendum, attached hereto and by this reference incorporated herein.

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                                   ARTICLE 2
                          (Lease of Demised Premises)

               2.1 Lease of Demised Premises. Landlord hereby leases to Tenant,
                   -------------------------
and Tenant hereby hires from Landlord, the Demised Premises.

               2.2 Term. The term of this Lease will be for the term specified
                   ----
in Section 1.9 and will commence on the Commencement Date set forth in Section 1.9.

               2.3 Common Areas. The portions of the Project designated by
                   ------------
Landlord from time to time for the common use of all tenants, including, hallways, restrooms, stairs, entrances, sidewalks, parking, loading areas, curbs, landscaping and other improvements, will constitute the "Common Area." The Common Area will be operated and maintained in such a manner consistent with similar buildings in the City of Boulder, Colorado. The Landlord reserves the right to reconfigure or change the Common Area and to close portions of the Common Area from time to time for repairs, to prevent accrual of public rights therein, or for any other purpose. In connection therewith, Landlord agrees to use reasonable efforts to minimize interference with Tenant's use of the Demised Premises and the Common Area. Landlord will have the right to assign parking spaces to specific tenants and to restrict parking areas to customer parking only. Tenant and its employees, customers and invitees will have a non-exclusive right to use the Common Area as it exists from time to time with other tenants and any other persons permitted by Landlord to use the same, subject to any rules and regulations governing use of the Common Area which Landlord may prescribe. Except in the event of emergency, Tenant may have access to the Demised Premises at all times.

               2.4 Delay in Commencement. If, for any reason, Landlord cannot
                   ---------------------
deliver possession of the Demised Premises to Tenant on the Commencement Date, Landlord will not be liable to Tenant for such failure, but in such case subject to the last paragraph of Paragraph 31 of the Addendum Tenant will not be obligated to pay rent or any other charges pursuant to this Lease until possession is delivered to Tenant. If Tenant, with the prior written consent of Landlord, occupies the Demised Premises prior to the Commencement Date, such occupancy will be subject to the terms hereof but will not advance the termination date, and Tenant will pay Minimum Rent and Additional Rent commencing with the date of such occupancy, but such occupancy will not cause Tenant to pay rent prior to March 1, 2002.

               2.5 Condition of Demised Premises. Neither Landlord nor
                   -----------------------------
Landlord's agents have made any representations or promises with respect to the Building, the Project, or the Demised Premises except as expressly set forth in this Lease. The rentable area in the Demised Premises and the Building and Project will be measured and calculated in Landlord's standard manner; provided, however, no remeasurement will affect the Minimum Rent or Tenant's Percentage under this Lease. The taking of possession of the Demised Premises by Tenant will be conclusive evidence, as against Tenant, that Tenant accepts the same "as is" in their condition existing as of the Commencement Date, and that the Demised Premises were in good and satisfactory order, condition

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and repair at the time such possession was so taken. As of the Commencement
Date, all Building systems are in operational order.

               2.6 Quiet Enjoyment. Landlord covenants and agrees with Tenant
                   ---------------
that, upon Tenant's payment of rent and observance and performance of all of the terms, covenants, conditions, provisions and agreements of this Lease on Tenant's part to be observed or performed, Tenant will have quiet possession of the Demised Premises for the term aforesaid, subject, however, to the terms of this Lease and of any ground leases, underlying leases, mortgages and deeds of trust affecting all or any portion of the Building or the Project.

                                    ARTICLE 3
                                     (Rent)

               3.1 Rent. Tenant will pay Landlord the Minimum Rent specified in
                   ----
Section 1.11 on the first day of each calendar month during the term of this Lease in lawful money of the United States in equal monthly installments without notice or demand in advance at the address of Landlord specified in Section 1.14 or such other place as Landlord may designate with notice to Tenant, without any set off or deduction whatsoever. Installments of Minimum Rent for the first and last months of the term hereof will be prorated based upon the number of days during each of said months that the Lease is in effect.

               3.2 [Intentionally omitted.]

               3.3 [Intentionally omitted.]

               3.4 Interest on Delinquent Rent. The time of payment of Minimum
                   ---------------------------
Rent, Additional Rent and any other amounts due hereunder is of the essence in this Lease. In addition to all other remedies available to Landlord, all sums payable hereunder will bear interest at an annual rate equal to 4% over the prime rate of interest announced publicly by Wells Fargo Bank, Denver, Colorado (or any successor to that bank) from time to time (but in no event in excess of the maximum rate of interest permitted by law) after the due date until paid in full, but the payment of such interest will not excuse or cure any default by Tenant under this Lease. Failure to collect or charge interest in connection with any one or more delinquent payments will not constitute a waiver of Landlord's right to charge or collect interest in connection with any other or similar payment.

               3.5 Late Charge. In the event Tenant fails to pay Minimum Rent,
                   -----------
Additional Rent or any other amount due hereunder within 10 days after the date such payment is due, Tenant acknowledges that Landlord will incur additional administrative expenses, the amount of which will be difficult, if not impossible, to determine. Accordingly, Landlord will be entitled to assess Tenant a one-time late charge of five percent (5%) of the amount of the payment for each delinquent payment.

                                       5

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                                   ARTICLE 4
                               (Operating Costs)

               4.1 Payment of Costs. In addition to Minimum Rent adjusted as
                   ----------------
provided in Article 3, beginning on the Commencement Date, Tenant will pay as Additional Rent Tenant's Percentage of Operating Costs paid, payable or incurred by Landlord in each calendar year or partial calendar year during the term of this Lease and any renewal period.

               4.2 Definition. As used in this Lease, the term "Operating Costs"
                   ----------
means the sum of all costs and expenses of whatever kind or nature incurred in managing, operating, maintaining, administering, over-hauling and repairing the Project, in respect of a calendar year, including, but not limited to, the following:

                    (a) Taxes and assessments upon or with respect to the Project and the areas used in connection with the operation of the Project, imposed by federal, state or local governments, but not including income, franchise, capital stock, estate or inheritance taxes, but including gross receipts taxes regarding rentals and other payments under this Lease and other business taxes imposed regarding this Lease. If, because of any change in the method of taxation of real estate, any tax or assessment is imposed upon Landlord, the Project, the areas used in connection with the operation of the Project, or upon or with respect to the land, or the rents or income therefrom, in substitution for or in lieu of any tax or assessment which would otherwise be a real estate tax or assessment subject matter, such other tax or assessment will be included in the determination of Operating Costs; and

                    (b) Wage and labor costs applicable to the persons engaged in the management, operation, maintenance, overhaul or repair of the Project and the areas used in connection with the operation of the Project, whether they be employed by Landlord or by an independent contractor with whom Landlord will have contracted or may contract for such services, which costs will be similar to those charged by similar parties for similar services rendered in the Boulder, Colorado area; provided that any increase or decrease in the hours of employment or the number of paid holidays or vacation days, social security taxes, unemployment insurance taxes and the cost (if any) of providing disability, hospitalization, medical, welfare, pension, retirement or other benefits applicable with respect to such employees, will correspondingly affect the wage and labor costs; and

                    (c) Costs of utilities, fuel, building supplies and materials, insurance, service contracts and the other common area maintenance charge obligation allocated to the Project, and the areas used in connection with the operation of the Project; and

                    (d) Alterations to the Project or the areas used in connection with the operation of the Project for lifesafety systems or energy conservation required by any governmental or quasi-governmental authority having jurisdiction over the Project (together with all costs, and interests thereon at a rate equal to the annual prime rate of interest announced publicly by Wells Fargo Bank, Denver, Colorado from time to time (but in no event in excess of the

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

maximum rate of interest permitted by law), incurred in connection with any such alterations, all amortized over their useful life, except that any such costs (and the interest thereon) incurred in connection with alterations for energy conservation will be amortized at a yearly rate offset by the savings actually realized during such period as a result of such alteration or replacement. Tenant will be liable only for Tenant's Percentage of the annual amortized cost of such improvements during the primary term and any extended term of this Lease, and no liability therefor will survive the expiration of the Lease term; and

                    (e) Consultant, management and professional fees, including attorneys' fee associated with the operation, maintenance and repair of the Project, which costs will be similar to those charged by similar parties for similar services rendered in the Boulder, Colorado area; and

                    (f) Such other items as are included in the cost to Landlord of owning, managing, operating, maintaining, overhauling and repairing the Project and the areas used in connection with operation of the Project, in accordance with accepted accounting or management principles or practices including, but not limited to, hazard liability insurance and the replacement and refitting of building operating components.

          Operating Costs will not include (1) mortgage principal or interest;
(2) ground lease payments; (3) leasing commissions; (4) costs of advertising space for lease in the Project; (5) costs for which Landlord is reimbursed by insurance proceeds or from tenants of the Project (other than such tenants' regular contributions to Operating Costs); (6) any depreciation or capital expenditures (except as expressly provided above); (7) legal fees incurred for negotiating leases or collecting rents; and (8) costs directly and solely related to the maintenance and operation of the entity that constitutes the Landlord, such as accounting fees incurred solely for the purpose of reporting Landlord's financial condition.

          The fact that it is listed specifically in the foregoing definition of Operating Costs will not be deemed to impose on Landlord an obligation to supply a particular service to the Project or incur a particular expense on behalf of the Project, it being understood that the only services Landlord will be required to provide to Tenant hereunder are those described in Sections 8.3 and
14.2 below.

               4.3 Estimated Payments. Beginning on the Commencement Date and
                   ------------------
continuing throughout the term of this Lease, Tenant will pay to Landlord on the first day of each month an amount equal to 1/12 of the product of Tenant's Percentage multiplied by Estimated Operating Costs (as defined below) for such calendar year. "Estimated Operating Costs" for any calendar year means Landlord's estimate of such Operating Costs which will be subject to revision as provided in Sections 4.4 and 4.5 below. The Estimated Operating Costs for calendar year 2001 is attached to this Lease as Exhibit D. For any partial
                                                ---------
calendar year during the term of this Lease, Estimated Operating Costs will be calculated on a full-year basis. During December of each year or as soon after each December as practicable, Landlord will give Tenant a written notice of Estimated Operating Costs for the ensuing calendar year and Tenant immediately will begin paying

Tenant's Percentage of Estimated Operating Costs based upon this calculation. If such written notice is not given in December, Tenant will continue making monthly payments based on the prior year's Estimated Operating Costs until the first day of the month after which such revised notice is given. In the month in which Tenant first makes a payment based upon the revised Estimated Operating Costs, Tenant will pay to Landlord for each month which has elapsed since the immediately prior December the difference between the amount payable based on the revised estimate and the amount payable based on the prior year's estimate. If, at any time but no more than twice a year, it reasonably appears to Landlord that actual Operating Costs will vary from the Estimated Operating Costs for such calendar year, Landlord, by written notice to Tenant, may revise the Estimated Operating Costs and subsequent payments by Tenant in such calendar year will be adjusted accordingly.

               4.4 Annual Settlement. Within 90 days after the end of each
                   -----------------
calendar year, Landlord will deliver to Tenant a statement of amounts payable under Section 4.1 for such calendar year. Upon receipt, Tenant shall have a 10-day period in which to review such statement and make any reasonable objection to the Landlord. If no reasonable objections are made after expiration of such 10-day period, such statement will be final and binding upon Landlord and Tenant. If reasonable objections are made, Landlord and Tenant shall negotiate in good faith to resolve any reasonable and legitimate discrepancy, and to resolve such matter, Landlord can require Tenant, at Tenant's sole cost and expense, to conduct an audit of such records on terms reasonably specified by Landlord. If the audit discloses that Operating Costs were overstated by more than 5.0%, Landlord will pay for the cost of the audit. If such statement shows an amount owing by Tenant that is less than the Estimated Operating Costs previously paid by Tenant for such calendar year, the excess will be held by Landlord and credited against the next payment of rent; however, if the term has ended and Tenant was not in default at its end, Landlord will refund the excess to Tenant. If such statement shows an amount owing by Tenant that is more than the Estimated Operating Costs previously paid by Tenant for such calendar year, Tenant will pay the deficiency to Landlord within 45 days after the delivery of such statement.

               4.5 Final Proration. If this Lease ends on a day other than the
                   ---------------
last day of a calendar year, the amount of increase (if any) in the Operating Costs payable by Tenant applicable to the calendar year in which this Lease ends will be calculated on the basis of the number of days of the term falling within such calendar year, and Tenant's obligation to pay any increase or Landlord's obligation to refund any overage will survive the expiration or other termination of this Lease.

               4.6 No Representation. Tenant acknowledges that Landlord has not
                   -----------------
made any representation or given Tenant any assurance as to the amount or approximate amount of Operating Costs for any calendar year during the term of this Lease and any renewal period.

               4.7 Additional Rent. Amounts payable by Tenant according to this
                   ---------------
Article 4 constitute Additional Rent, without deduction or offset. If Tenant fails to pay any amounts due pursuant to this Article 4, Landlord will have available to it all of the rights and remedies applicable to Tenant's failure to pay Minimum Rent.

                                    ARTICLE 5
                                   (Occupancy)

               5.1 Use. Tenant will use and occupy the Demised Premises for the
                   ---
purpose set forth in Section 1.13 and for no other purpose. The Demised Premises will not be used for any auction, fire, bankruptcy or distress sale. The character of the occupancy of the Demised Premises, as restricted by this Article and as further restricted by Articles 6 and 17 and any of the Rules and Regulations attached to this Lease, or hereafter adopted, is an additional consideration and inducement for the granting of this Lease.

               5.2 Compliance with Law. Tenant will not use or occupy, or permit
                   -------------------
any portion of the Demised Premises to be used or occupied, in violation of any law, ordinance, order, rule, regulation, certificate of occupancy or other governmental requirement or any recorded restriction, or for any activity or in any manner that is hazardous on account of fire or other hazards, or that would in any way violate, suspend, void or increase the rate of fire, liability or any other insurance of any kind at any time carried by Landlord. Any increase in the cost of such insurance attributable to Tenant's activities, property or improvements in the Demised Premises or Tenant's failure to perform and observe its obligations under this Lease, will be payable by Tenant to Landlord on demand. Tenant, at its own expense, will comply with all laws, ordinances, orders, rules, regulations and other governmental requirements now or hereafter relating to the use, condition or occupancy of the Demised Premises and all rules, orders, regulations and requirements of the board of fire underwriters, the Insurance Services Office or any other similar body having jurisdiction over the Building. Tenant will not do or permit to be done any act or thing upon the Demised Premises which will or might subject Landlord to any liability or responsibility for injury to any person or persons or to any property by reason of any business or operation being carried on upon the Demised Premises. Tenant will not place a load upon any floor of the Demised Premises exceeding the floor load per square foot area which such floor was designed to carry and which is allowed by law. Business machines and mechanical equipment will be placed and maintained by Tenant at Tenant's expense in settings sufficient in Landlord's judgment to absorb and prevent vibration, noise and annoyance.

               5.3 Food, Beverages and Odors. Tenant will not prepare any food
                   -------------------------
or do any cooking or conduct any restaurant, luncheonette or cafeteria for the sale or service of food or beverages to its employees or to others, or cause or permit any odors of cooking or other processes or any unusual or objectionable odors to emanate from the Demised Premises; provided, however, Tenant may use a microwave oven and have coffee service. Tenant will not install or permit the installation or use of any vending machine except by such persons and in such manner as are approved by Landlord, which shall not be unreasonably withheld.

               5.4 Waste. Tenant will not commit, suffer or permit any waste,
                   -----
damage, disfiguration or injury to the Demised Premises or the Project or the fixtures or equipment located therein, nor will Tenant conduct any dangerous, noxious, or offensive trade, business or other activity in the Demised Premises.

               5.5 Signs. Tenant will not install, paint, display, inscribe,
                   -----
place or affix any sign, picture, advertisement, notice, lettering or direction in the interior or exterior of the Demised Premises which is visible from the outside of the Demised Premises, without Landlord's prior written consent, which may be withheld in Landlord's sole discretion. All of Tenant's exterior signs and identifications will conform to the design criteria outlined by Landlord from time to time and will comply with all applicable laws, rules or regulations governing same. Tenant agrees to keep all signs in good condition and repair and agrees to keep such signs lighted, if lighting is available, during those hours from time to time required by Landlord in accordance with Landlord's Rules and Regulations.

                                   ARTICLE 6
                          (Assignment and Subletting)

               6.1 Assignment, Mortgage, Subletting. Neither Tenant nor Tenant's
                   --------------------------------
legal representatives, successors or assigns will voluntarily or involuntarily assign, mortgage or encumber this Lease, or sublet or use or occupy or permit the Demised Premises or any part thereof to be used or occupied by others (other than independent contractors occupying a portion of the demised premises without the payment of rent or similar monetary charge and performing services directly related to Tenant's translation and localization business) without the prior written consent of Landlord in each instance, which will not be unreasonably withheld, as more fully explained below. Any assignment, encumbrance, or sublease without Landlord's prior written consent will be voidable and, at Landlord's option, will constitute a default. A transfer of control of Tenant will be deemed an assignment under this Lease and will be subject to all the provisions of this Article.

               1. Assignment or Sublease to Unrelated Party. Notwithstanding the
                  -----------------------------------------
above, Tenant may assign this Lease or sublease the Demised Premises upon fulfillment of all of the following express conditions, but not otherwise:

                    (A) Tenant has notified Landlord in writing of any interest in this Lease which Tenant wishes to assign or any portion of the Demised Premises which Tenant wishes to sublet or permit others to occupy; such notice will specify the terms and conditions of such transaction and will be accompanied by any information Landlord may require with respect to the proposed assignee, sublessee or occupant;

                    (B) Tenant is not then in uncured default under any of the terms, covenants, conditions, provisions, or agreements of this Lease;

                    (C) The proposed assignee or subtenant will be subject to the prior written consent of Landlord, which consent will not be unreasonably withheld or delayed, but, without limiting the generality of the foregoing, it will be reasonable for Landlord to deny such consent if:

                         (1) the use to be made of the Demised Premises by the
proposed assignee or subtenant is (a) not generally consistent with the character and nature of all other tenancies in the Building, or (b) a use which conflicts with any so-called "exclusive" then in favor of, or any use which is the same as that stated in any percentage lease to, another tenant of the Building, or [c] a use which would be prohibited by any other portion of this Lease (including but not limited to any Rules and Regulations then in effect); or

                         (2) the character, moral stability, reputation and
financial responsibility of the proposed assignee or subtenant are not reasonably satisfactory to Landlord or in any event not at least equal to those which were possessed by Tenant as of the date of execution of this Lease;

                    (D) Neither such assignment or sublease, nor Landlord's consent thereto, will release or discharge Tenant of or from any liability, whether past, present or future, under this Lease;

                    (E) The consent by Landlord to any such assignment or sublease will not in any way be construed to relieve Tenant or any assignee or subtenant from obtaining the express consent in writing of Landlord to any further assignment or sublease;

                    (F) Tenant will not be released from any liability under this Lease because of Landlord's failure to give Tenant notice of default under any of the terms, covenants, conditions, provisions or agreements of this Lease;

                    (G) Tenant does not sublease the Demised Premises to more than two subtenants;

                    (H) The term of each sublease is not less than one year, unless the unexpired term of this Lease is less than one year, in which event the term of such sublease will be for the unexpired term of this Lease, less one day; and, in no event will the term of the sublease be for a longer period than the unexpired term of this Lease, less one day;

                    (I) Each sublease will expressly provide that it is subject and subordinate to this Lease;

                    (J) Tenant will pay to Landlord, Landlord's then standard processing fee and the reasonable attorneys' fees (not to exceed $1,000) incurred in connection with each such request;

                    (K) The proposed assignee or subtenant will execute an agreement pursuant to which it will agree to perform faithfully and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease; and

                    (L) An executed duplicate original of an assignment and assumption agreement or sublease, in a form reasonably acceptable to Landlord, will be delivered to Landlord within five days after the execution of the agreement, and such assignment or sublease will not be binding upon Landlord until the delivery of the agreement to Landlord and the execution and delivery of Landlord's consent to the agreement.

               Landlord will receive 50% of any profits which Tenant may receive by assigning this Lease or subleasing the Demised Premises, including increased Minimum Rent collected by Tenant. As used in this Lease, the term "profits" will mean the consideration payable by the assignee or subtenant to Tenant fairly attributable to this Lease and the Demised Premises (which, if payable on other than a monthly schedule, will be prorated on a monthly basis), including the gross monthly rental receivable by Tenant under such assignment or sublease, less the pro rata base monthly rent and escalation rent payable by Tenant to Landlord with respect to the Demised Premises covered by the assignment or sublease. Landlord will have the option to terminate this Lease, rather than approve the assignment or subleasing of it; provided that before exercising such option, Landlord provides Tenant notice of its intention to exercise the option and Tenant has the opportunity to withdraw its request for Landlord's consent. In addition, Landlord's option to terminate shall not apply to a sublease or assignment to a Related Party (defined below).

               II. Assignment or Sublease to Related Party. Landlord agrees to
                   ---------------------------------------
give its consent as a matter of course to an assignment of this Lease or sublease of the Demised Premises to (a) any entity controlled by Tenant, or (b) any entity which controls Tenant, or (c) any entity under the common control of Tenant and a third party, or (d) any entity resulting from merger or consolidation with Tenant (hereinafter collectively referred to as "Related Party") if, but only if, Tenant, and such Related Party fully comply with subparagraphs (C), (D), (E) and (G) above of Section I of this Article.

               6.2 Procedure for Assignment. Tenant will notify Landlord in
                   ------------------------
writing of any interest in this Lease which Tenant wishes to assign or any portion of the Demised Premises which Tenant wishes to sublet or permit others to occupy. Such notice will specify the terms and conditions of such transaction and will be accompanied by any information Landlord may require with respect to the proposed assignee, sublessee or occupant. Fifty percent of all rent or other consideration paid by the assignee, sublessee or occupant to Tenant in excess of the Minimum Rent, as adjusted, and Additional Rent due to Landlord under this Lease will be paid to Landlord. Tenant will reimburse Landlord for Landlord's reasonable expenses as set forth in Section 6.1 (J) (not to exceed $1,000 per request), and reasonable attorneys' fees, incurred in connection with the review and documentation of any transfer of the Demised Premises or this Lease for which Landlord's consent is requested, regardless of whether Landlord's consent is granted.

                                   ARTICLE 7
                                 (Alterations)

               7.1 Alterations. Tenant may not make any alterations,
                   -----------
installations, additions or improvements affecting the structural components of the Building or the Building systems. Tenant will make no other alterations, installations, additions or improvements in or to the Demised Premises without first obtaining the written consent of Landlord, which will not be unreasonably withheld. Tenant understands that Landlord's consent will be conditioned on Tenant's compliance with Landlord's requirements in effect at the time permission is requested, which requirements will include, but not be limited to, Landlord's reasonable approval of plans, specifications, contractors, insurance, and hours of construction. Tenant will be required to pay as Additional Rent to Landlord a reasonable fee for supervising Tenant's contractor and for Landlord's related costs, such as, but not limited to, trash removal and utilities. Prior to the commencement of any work in or about the Demised Premises by Tenant's contractors, Tenant will on request deliver to Landlord certificates issued by applicable insurance companies evidencing that workmen's compensation, commercial general liability and property damage insurance, all in amounts and with companies and on forms satisfactory to Landlord, are in full force and effect and maintained by all contractors and subcontractors engaged by Tenant to perform such work. Each such certificate will provide that it may not be canceled without 10 days' prior written notice to Landlord. Upon completion of such work, Tenant will provide Landlord with as-built plans and specifications and with lien releases from every person who supplied labor or materials for the work. All work done by Tenant will be performed in full compliance with all laws, rules, orders, ordinances, directions, regulations and requirements of all governmental agencies, offices, departments, bureaus and boards having jurisdiction of the Project.

               7.2 Notice. Before commencing any work, Tenant will give Landlord
                   ------
at least five days' written notice of the proposed commencement of such work. Preceding and during the course of such work, Tenant will post and keep posted in conspicuous places on the Demised Premises such notice as Landlord will prepare as may be permitted by law to protect Landlord from having its interest in the Demised Premises made subject to a mechanic's lien, and if requested by Landlord and the cost of such work is expected to or actually does exceed $5,000, Tenant will secure, at Tenant's own cost and expense, a completion and lien indemnity bond satisfactory to Landlord for said work. Any mechanic's lien filed against the Demised Premises, the Building or the Project for work claimed to have been done for, or materials claimed to have been furnished to, Tenant, will be discharged by Tenant, by bond or otherwise, within 10 days after the filing thereof, at the cost and expense of Tenant.

               7.3 Title to Improvements. All alterations, additions or
                   ---------------------
improvements upon the Demised Premises made by either Landlord or Tenant which are fixtures of the realty, including, without limiting the generality of the foregoing, all paneling, partitions, railings, and the like, unless Landlord elects otherwise (which election will be made by giving a notice pursuant to the provisions of Article 25 below at the time Landlord consents to such alterations), will become the property of Landlord, and will remain upon and be surrendered with the Demised Premises, as a part of the Demised Premises, at the end of the term of this Lease. If Tenant will be required to remove any fixtures or other property from the Demised Premises, Tenant will fully repair or, at Landlord's option, will pay to Landlord the cost of fully repairing, any damage arising from such removal. Tenant's obligation to perform and observe this covenant will survive the expiration or other termination of this Lease.

                                    ARTICLE 8
                                    (Repairs)

               8.1 Tenant's Repairs. Tenant will take good care of the Demised
                   ----------------
Premises and fixtures therein and will make all repairs, maintenance and replacements in and about the Demised Premises necessary to preserve them in good order and condition equal to the condition of the Demised Premises on the Commencement Date. Tenant will make, at its sole expense, repairs to any special equipment or systems installed by Tenant or by Landlord on Tenant's behalf. All repairs required under this section will be made only by contractors and mechanics reasonably approved by Landlord. If an Event of Default by Tenant has occurred under this Lease or in case of emergency, Landlord may, but will not be obligated to, perform any of Tenant's obligations hereunder and Tenant will pay the cost of same promptly to Landlord within 10 days of Tenant's receipt of Landlord's written demand therefor.

               8.2 Window and Floor Coverings. Tenant will take good care of any
                   --------------------------
and all floor and window coverings installed at any time in any portion of the Demised Premises, and Tenant will make, as and when needed, all repairs in and to the said coverings and shampoo and/or clean any of said coverings as necessary to preserve them in good order, condition and appearance. Upon the expiration or other termination of this Lease, Tenant will surrender said coverings to Landlord in good order, condition and repair, ordinary wear and tear excepted.

               8.3 Landlord's Repairs. Except as otherwise provided in this
                   ------------------
Lease, Landlord will repair the mechanical, plumbing, heating, air conditioning, ventilation and electrical equipment and systems, the Common Area, and the roof, foundation and exterior walls, and will make structural repairs within the Demised Premises arising from ordinary wear and tear or through causes over which Tenant has no control, all of which repairs will constitute Operating Costs (except for acts of Landlord's gross negligence). Landlord may repair at the expense of Tenant, subject to Section 9.4 below, any damage or injury to the Demised Premises, or to the Building or to its fixtures, appurtenances or equipment or to any of the Project done by Tenant or Tenant's agents, servants, employees, contractors, visitors or licensees, or caused by moving property of Tenant in or out of the Building, or resulting from the carelessness, negligence, or improper conduct of Tenant or Tenant's agents, servants, employees, contractors, visitors or licensees. Landlord will have the right to replace any and all plate and other glass damaged or broken from any cause whatsoever, except the negligence or willful misconduct of Tenant, in which case this will be Tenant's responsibility) in or about the Demised Premises, which shall be a part of Operating Costs.

               8.4 No Rent Abatement. There will be no allowance to Tenant for a
                   -----------------
diminution of rental value, and no liability on the part of Landlord by reason of inconvenience, annoyance, or injury to business arising from the making of, or the failure to make, any repairs, alterations, additions or improvements in or to any portion of the Demised Premises or the Project, or in or to fixtures, appurtenances or equipment contained therein, and in no event will Landlord be responsible for any consequential damages arising or alleged to have arisen from any such event. Tenant hereby waives all rights under any law in existence during the term of this Lease authorizing a tenant to make repairs at the expense of a landlord or to terminate a lease upon the complete or partial destruction of the leased premises. Nothing in this Section 8.4 will limit Tenant's rights to obtain damages (exclusive of consequential damages) for Landlord's failure to perform its obligations under Section 8.3 or otherwise in this Lease.

                                   ARTICLE 9
                                  (Insurance)

               9.1 Landlord's Insurance Coverage. Landlord will maintain
                   -----------------------------
liability insurance, hazard insurance on the Building and such other insurance coverage as it reasonably deems necessary, the cost of which will be included in Operating Costs. Tenant acknowledges that it has no right to receive any proceeds from any such insurance policies carried by Landlord and that such insurance is for the sole benefit of Landlord. Landlord will not be responsible for insuring any alterations, installations or other improvements made by Tenant or Landlord to the Demised Premises or any personal property of Tenant, except for the initial build out of the Demised Premises by Landlord.

               9.2 Tenant's Insurance Coverage. Tenant agrees, at Tenant's sole
                   ---------------------------
cost and expense, to carry and maintain (i) commercial general liability insurance, including bodily injury and property damage, personal injury and contractual liability with respect to all claims, demands, or actions by any person, firm or corporation, in any way arising from, related to, or connected with, the conduct and operation of Tenant's business or use of the Demised Premises (such policies will be written on a comprehensive basis, with limits of not less than $2,000,000 and include contractual liability coverage for performance by Tenant of the indemnities set forth in this Lease); (ii) fire and extended coverage insurance, including endorsements for vandalism, malicious mischief, theft and sprinkler leakage, covering all of Tenant's property in the Demised Premises, including, but not limited to, furniture, fittings, installations, alterations, additions, partitions, fixtures, merchandise and anything in the nature of a leasehold improvement owned by Tenant in an amount equal to the full replacement cost of such property without deduction for depreciation; (iii) standard form workers' compensation and employers' liability insurance in amounts as required by an applicable governmental agency or authority; (iv) plate glass (other than Building exterior glass windows) insurance in an amount not less than the full replacement costs of any such glass breakage; (v) comprehensive automobile liability insurance policy insuring all owned, non-owned and hired vehicles used in the conduct of Tenant's business and operated upon or parked on the Project with limits of liability of not less than $1,000,000 each person and $1,000,000 each occurrence for bodily injury and $500,000 each occurrence for property damage; and (vi) business interruption insurance in amounts and for insurance risks against which a prudent tenant would protect itself as specified by Landlord.

               9.3 Form of Policies. All policies of commercial general
                   ----------------
liability insurance and property damage insurance which Tenant is obligated to maintain according to this Lease will name Landlord as an additional insured. Tenant will deliver to Landlord a copy of all such policies or certificates of insurance (including, in any case, documentation naming Landlord as an additional insured) and evidence of payment of all premiums for any such policies prior to Tenant's occupancy of the Demised Premises and from time to time during the Lease term, at least

30 days prior to the expiration of the term of each such policy. All policies of commercial general liability insurance and property damage insurance maintained by Tenant also will contain a provision that Landlord, although named as an additional insured, will nevertheless be entitled to recover under such policies for any loss sustained by Landlord, its agents and employees as a result of the acts or omissions of Tenant. Such commercial general liability insurance and property damage insurance policies also will be written as primary policies, not contributing with and not in excess of coverage that Landlord may carry. All policies required to be maintained by Tenant will provide that they may not be terminated or amended except after 30 days' prior written notice to Landlord.

               9.4 Waiver of Subrogation. Notwithstanding any other provision of
                   ---------------------
this Lease to the contrary, Landlord and Tenant waive any and all rights to recover against each other and their respective officers, members, employees, agents and representatives for any loss or damage to such waiving party arising from any cause to the extent covered by the greater of any valid and collectible insurance required to be carried by such party pursuant to this Article 9 or any other insurance actually carried by such party to the extent of the proceeds paid under such insurance. Such waiver will be effective only with respect to loss or damage occurring during such time as Landlord's and Tenant's policies will be in force and effect and so long as it does not adversely affect or impair such policies or prejudice the right of the releasing party to recover under such policies. Landlord and Tenant will cause their respective insurers to issue appropriate waiver of subrogation rights endorsements to all policies of insurance carried in connection with the Demised Premises and any personal property located thereon.

               9.5 Liability. Neither Landlord nor Landlord's agents will be
                   ---------
liable for any property entrusted to them, their employees or the Building personnel, or for the loss of such property by theft or otherwise. Neither Landlord nor Landlord's agents will be liable for any injury to or death of persons or for loss of or damage to property occurring in, on, or about the Project resulting from falling plaster, explosion, flood, sprinkling devices, defective wiring, excessive heat or cold, frost, broken glass, steam, gas, electricity, snow, wind, hail, water, broken or leaking pipes or plumbing fixtures, earthquake, war, civil disorder, strike, water, or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works of the same or from the street or sub-surface or from any other place or resulting from dampness or any other cause of any nature, and Tenant hereby indemnifies Landlord against any and all claims, losses, damages, costs, and expenses (including, but not limited to, attorneys' fees and expenses) arising out of the foregoing, unless caused by or due solely to the negligence of Landlord, Landlord's agents, servants or employees. Neither Landlord nor Landlord's agents will be liable for any such damage caused by other tenants or parties in the Building or Project or any of the areas used in connection with the operation of the Building or Project, or for interference with light or other incorporeal hereditaments, or caused by construction of any private, public or quasi public work or by any repairs, alterations, injuries or accidents in or about the Project or adjacent premises; nor will Landlord be liable for any latent defect in the Building or for interference with light or other incorporeal hereditaments. Tenant will reimburse Landlord for all expenses, damages or fines incurred or suffered by Landlord by reason of any breach, violation or nonperformance by Tenant, or Tenant's agents, servants, employees, contractors, visitors or licensees of any term, covenant, condition, provision or agreement of this Lease, or by reason of damage to persons or property caused by moving property in or out of the Building or by the installation or removal of furniture or other property of or for Tenant, or by reason of or arising out of the occupancy or use by Tenant of the Demised Premises or of the Building or any of the areas used in connection with the operation of the Building or any part thereof, or from any other cause due in whole or in part to the negligence or other wrongful act of Tenant or Tenant's agents, servants, employees, contractors, visitors or licensees. Tenant will give immediate notice to Landlord in case of fire or accident to or defect in the Building or any of its fixtures, appurtenances or equipment. All property belonging to Tenant or any occupant of the Demised Premises will be at the risk of Tenant or such person only, and Landlord will not be liable for damage thereto or theft or misappropriation thereof.

               9.6 Tenant's Indemnification. Tenant hereby indemnifies and holds
                   ------------------------
harmless Landlord from and against any and all claims, liabilities damages, losses, costs, and expenses (including reasonable attorneys' fees) arising out of (i) the conduct of Tenant's business in the Demised Premises, (ii) any breach or default by Tenant of the covenants, terms and conditions contained in this Lease, or (iii) any negligent act or omission by, or the intentional misconduct of, Tenant, its agents, contractors, servants, employees, invitees or licensees. Tenant will give immediate notice to Landlord in case of fire or accident to or defect in the Building or any of its fixtures, appurtenances or equipment or any other portion of the Project.

                                   ARTICLE 10
                         (Subordination and Attornment)

               10.1 Subordination. It is agreed that this Lease may, at the
                    -------------
option of Landlord, be made subordinate to any ground or underlying leases, mortgages, or deeds of trust which may now or hereafter affect the real property of which the Demised Premises form apart and that Tenant, or Tenant's successors-in-interest, will execute and deliver upon the demand of Landlord any and all instruments desired by Landlord subordinating in the manner requested by Landlord this Lease to such lease, mortgage or deed of trust. Landlord agrees to use reasonable efforts to obtain a non-disturbance agreement from future lenders of the Building. Landlord is hereby irrevocably appointed and authorized as agent and attorney-in-fact of Tenant to execute and deliver all such subordination instruments in the event Tenant fails to execute and deliver said instruments within five days after its receipt of notice from Landlord demanding the execution thereof.

               10.2 Attornment. Tenant agrees that, at the option of the
                    ----------
landlord under any ground lease hereafter affecting the real property of which the Demised Premises form a part, Tenant will attorn to said landlord in the event of the termination or cancellation of such ground lease and if requested by said landlord, Tenant will enter into a new lease with said landlord (or a successor ground lessee designated by said landlord) for the balance of the term then remaining under this Lease upon the same terms and conditions as those herein provided.

               10.3 Mortgages. In the event of a foreclosure or exercise of
                    ---------
power of sale under any mortgage or deed of trust now or hereafter affecting the real property of which the Demised Premises form a part, the holder of any such mortgage or deed of trust (or purchaser at any sale pursuant thereto) will have the option of (i) requiring Tenant to attorn to such holder or purchaser, and to enter into a new lease with such holder or purchaser (as landlord) for the balance of the term then remaining under this Lease upon the same terms and conditions as those provided in this Lease, or (ii) electing that this Lease become or remain, as the case may be, superior to said mortgage or deed of trust; provided, that, in no event will such holder or purchaser (x) be liable for the act or omission of any prior Landlord, or (y) be subject to any offsets or defenses which Tenant may have against any prior Landlord, or (z) be bound by any payment of Minimum or Additional Rent which Tenant might have paid for more than one month in advance to any prior Landlord. Any attornment pursuant to this Article 10 will occur automatically but Tenant, upon request and without cost to Landlord, will execute and deliver any and all instruments reasonably desired by such holder or purchaser evidencing such attornment to any said mortgage, deed of trust or ground lease.

               10.4 Amendments to Lease. In the event that Landlord or any such
                    -------------------
holder at any time requests that this Article contain different language to the same general effect that is not a material adverse change of the then existing terms of the Lease, Tenant agrees promptly to execute and deliver an amendment of this Lease memorializing the same.

                                   ARTICLE 11
                            (Rules and Regulations)

               11.1 Compliance with Rules. Tenant and Tenant's agents, servants,
                    ---------------------
employees, contractors, visitors and licensees will observe faithfully and comply strictly with the Rules and Regulations attached as Exhibit B and made a
                                                           ---------
part of this Lease, and such other and further Rules and Regulations as Landlord or Landlord's agents may from time to time adopt. Notice of any additional Rules or Regulations will be given in accordance with the provisions of Article 25 below. Landlord will not be liable to Tenant for any violation of said Rules and Regulations, or the breach of any term, covenant, condition, provision, or agreement in any lease, by any other tenant or other party. Landlord will use reasonable efforts in a non-discriminatory manner to enforce the Rules and Regulations. Any new Rules and Regulations will not adversely affect Tenant's rights under this Lease.

                                   ARTICLE 12
                            (Damage or Destruction)

               12.1 Damage. If the Demised Premises will be damaged by fire or
                    ------
other cause without the fault or neglect of Tenant, Tenant's agents, servants, employees, contractors, visitors or licensees, the damages will be repaired by and at the expense of Landlord to the extent insurance proceeds are available therefor unless Landlord elects not to repair as hereinafter provided, and rent will abate during such time as and to the extent that the demised premises are untenantable. No liability will accrue for any delay in repairing the Demised Premises which may arise by reason of adjustment of insurance on the part of Landlord or Tenant or for delay on account of "labor troubles," or for any other cause beyond Landlord's control.

               12.2 Landlord's Right to Terminate Lease. Landlord may elect to
                    -----------------------------------
terminate this Lease if the Building or the Demised Premises are (i) destroyed or substantially damaged by casualty not covered by insurance, (ii) destroyed or rendered untenantable to an extent in excess of twenty-five percent (25%) of the rentable area of the Building or the Demised Premises, or (iii) damaged to such extent that the remaining term of this Lease is not sufficient to amortize the costs of reconstruction thereof. Should Landlord elect to terminate this Lease, it will give written notice of such election to Tenant within 90 days after the occurrence of such casualty. The term of this Lease will expire upon the third day after such notice is given and Tenant will vacate the Demised Premises and surrender the same to Landlord.

               12.3 Obligations of Tenant. Tenant agrees that, during any period
                    ---------------------
of reconstruction or repair, it will continue the operation of its business within the Demised Premises to the extent practicable. Tenant also will proceed with reasonable diligence, at its sole cost and expense, to rebuild, repair, restore and replace any furnishings, fixtures, equipment, merchandise and other property belonging to Tenant. Tenant agrees that, in the event of damage or destruction to the leasehold improvements or Landlord's property in the Demised Premises covered by insurance required to be taken out by Tenant pursuant to this Lease, Tenant will repair, restore or replace such leasehold improvements or property at Tenant's expense. In the event of damage or destruction of the Building or Demised Premises entitling the Landlord to terminate this Lease pursuant to this Article 12, Tenant will pay to Landlord all of its insurance proceeds relating to the leasehold improvements and Landlord's property in the Demised Premises and surrender to Landlord, in accordance with the provisions of this Lease, the leasehold improvements and such property in the Demised Premises.

                                   ARTICLE 13
                                (Eminent Domain)

               13.1 Eminent Domain. In the event the entire Demised Premises
                    --------------
will be appropriated or taken under the power of eminent domain by any public or quasi-public authority, this Lease will terminate and expire as of the date of such taking. In the event more than twenty-five percent (25%) of the rentable area of the Demised Premises is taken under the power of eminent domain by any public or quasi-public authority, or if more than twenty-five percent (25%) of the total land area in the Project is taken, then the Landlord will have the right to terminate this Lease by giving Tenant written notice of such termination within 60 days after the taking of possession by such public or quasi-public authority. In the event more than twenty-five percent (25%) of the rentable area of the Demised Premises is taken under the power of eminent domain by any public or quasi-public authority Tenant may elect to terminate this Lease by delivering 10 days' prior written notice to Landlord within 10 days after the date of such taking.

               13.2 Damages. All compensation awarded for any taking (or the
                    -------
proceeds of any private sale in lieu thereof) of the Demised Premises or the Project will be the property of Landlord and Tenant hereby assigns its interest in any such award to Landlord. However, Tenant may make a separate claim against the condemning authority for Tenant's personal property and moving costs, so long as such claim does not reduce the award to Landlord.

               13.3 Restoration. If this Lease is not terminated as a result of
                    -----------
any condemnation or taking, Tenant will remain in that portion of the Demised Premises which will not have been appropriated or taken as herein provided, and Landlord agrees, at Landlord's sole cost and expense, as soon as reasonably possible, to restore the remaining portion of the Demised Premises to a complete unit of like quality and character as existed prior to such appropriation or taking; and thereafter, the Minimum Rent provided for herein will be adjusted on an equitable basis, taking into account the relative value of the portion taken as compared to the portion remaining. In the event that no part of the Demised Premises is taken, Landlord agrees to restore and repair any remaining part of the Project and where there is no taking of the Demised Premises there will be no reduction in the Minimum Rent hereunder unless the rentable area of the Demised Premises is reduced, in which event Minimum Rent will be reduced proportionately. In no event will there be an abatement or reduction of Additional Rent.

                                   ARTICLE 14
                            (Utilities and Services)

               14.1 Installation and Use. Tenant will use the utilities
                    --------------------
(including water, gas, electricity, sewer and telephone supplied to or serving the Demised Premises) in accordance with Landlord's Rules and Regulations and the rules and regulations of the public utility company or the governmental agency supplying the same. Except as otherwise provided herein, Landlord will not be responsible for providing any meters or other devices for the measurement of utilities supplied to the Demised Premises. Tenant will pay for all utilities servicing the Demised Premises.

               14.2 Utility Services by Landlord. Should Landlord elect to
                    ----------------------------
supply any utility services used or consumed in the Demised Premises, Tenant agrees to purchase and pay Landlord as Additional Rent for the same at a cost not to exceed that which the utility company would have charged Tenant for furnishing such utilities directly to Tenant. Tenant will pay such utility costs to Landlord within 10 days after written notice from Landlord. If Landlord is furnishing Tenant any utilities hereunder, Landlord, at any time at Landlord's sole option and upon not less than 30 days' prior written notice to Tenant, may discontinue furnishing such utility to the Demised Premises, and in such case, Tenant will contract with the public utility company or governmental agency supplying such utility service for the purchase and obtaining by Tenant of such utility directly from such company or agency. In the event any of Tenant's utility charges are not separately metered, Tenant will pay its proportionate share of such charges, as Additional Rent, upon written notice thereof from Landlord to Tenant.

               14.3 Interruption of Service. Landlord will not be liable to
                    -----------------------
Tenant or any other person for any damages or injury to person or property, including, without limitation, damages for injury to or loss of Tenant's business, resulting from interruption, curtailment or cessation of any utility service, air conditioning, heat, snow removal or parking nor will the same entitle Tenant to any abatement of Rent or be deemed an eviction of Tenant in whole or in part. Notwithstanding the foregoing, in the event that an interruption or curtailment of services (other than cleaning) which Landlord is obligated to furnish at Landlord's expense renders the Demised Premises totally unusable and the same are actually unused by Tenant for more than five consecutive business days, then and in that event Tenant will be entitled to an abatement of rent commencing with the sixth business day that the same are unusable and unused; provided, however, that Tenant will not be entitled to any abatement of rent under the foregoing due to unusability (1) caused directly or indirectly by any act or omission of Tenant or any of Tenant's servants, employees, agents, contractors, visitors or licensees, (2) where Tenant makes or requests a decoration, alteration, improvement or addition which requires interruption of services, or (3) where the service in question is one which Tenant is obligated to furnish or pay for under the provisions of this Lease.

               14.4 Excessive Use. If Tenant uses unusual amounts of
                    -------------
electricity, water, or other utilities in the sole discretion of Landlord, then Landlord may install a meter and thereby measure Tenant's electricity, water or other utility consumption for all purposes. Tenant will pay Landlord for the cost of the meter and the cost of the installation thereof, and, throughout the duration of Tenant's occupancy, Tenant will keep the meter in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause such meter to be replaced or repaired and collect the cost thereof from Tenant as Additional Rent. Tenant agrees to pay for electricity, water or other utility consumed, as shown on the meter, as and when bills are rendered, and on default in making such payment Landlord may pay such charges and collect the same from Tenant. At all times Tenant's use of electric current will never exceed the capacity of the feeders to the Building or the risers or wiring installation.

               14.5 Plumbing. Tenant will at all times maintain at its own cost
                    --------
and expense all plumbing facilities and related equipment within the Demised Premises in good order, condition and repair to the satisfaction of Landlord. Nothing herein contained will be construed to confer upon Tenant the right to install any plumbing facilities without the prior consent of Landlord.

               14.6 Cessation of Services. Landlord reserves the right to stop
                    ---------------------
service of the elevator, plumbing, heating, ventilating, air conditioning and electric or other mechanical systems, or cleaning services, when necessary, by reason of accident or emergency or of inspection, repairs, alterations, additions or improvements which in the judgment of Landlord are desirable or necessary to be made, until same will have been completed, and will further have no responsibility or liability for failure to supply any such services in such instance. Notwithstanding the foregoing, Landlord will use commercially reasonable efforts to minimize any interference associated with such cessation of services.

                                   ARTICLE 15
                                    (Access)

               15.1 Access for Repairs. Tenant will permit Landlord to use and
                    ------------------
maintain pipes, conduits and other facilities in and through the Demised Premises. Landlord and Landlord's agents will have the right to enter the Demised Premises at all times after reasonable advance notice, except in the case of emergency in which case no notice is required, to examine the same and to make such repairs, alterations, additions, and improvements as Landlord may deem necessary or desirable, and Landlord will be allowed to take all material into and upon the Demised Premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part, and the rent will in no wise abate while such repairs, alterations, additions or improvements are being made, by reason of inconvenience, annoyance or injury to the business of Tenant because of the prosecution of any such work, or otherwise. Notwithstanding the foregoing, Landlord will use commercially reasonable efforts to minimize any interference associated with such activities.

               15.2 Access to Show or Renovate. After reasonable advance notice,
                    --------------------------
except in the case of emergency in which case no notice is required, Landlord and Landlord's agents may inspect the Demised Premises at any time and may show the Demised Premises at any time to prospective tenants, mortgagees, and purchasers of the Building and other persons with a business interest therein. If, during the last month of the term, Tenant will have removed all or substantially all of Tenant's property therefrom, Landlord immediately may enter and alter, renovate and redecorate the Demised Premises, without elimination or abatement of rent or other compensation, and such acts will have no effect upon this Lease.

               15.3 Conditions of Entry. If Tenant will not be personally
                    -------------------
present to open and permit an entry into the Demised Premises at any time when, for any reason, an entry will be necessary or permissible under this Lease, Landlord or Landlord's agents may enter the same by a master key, or may forcibly enter the Demised Premises, without rendering Landlord or such agents liable therefor (if during such entry Landlord or Landlord's agents will accord reasonable care to Tenant's property), and without in any manner affecting the obligations, terms, covenants, conditions, provisions or agreements of this Lease. Landlord will have the right to change the arrangement and location of entrances and passageways, doors and doorways, and corridors, stairs, toilets, and other Common Areas, and after reasonable notice, to change the name, number and designation by which the Building is commonly known. Nothing contained in this Article 15, however, will be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever for the care, supervision or repair of the Building or any part thereof, other than as otherwise provided in this Lease.

                                   ARTICLE 16
                           (Certificates of Occupancy)

               16.1 Certificates of Occupancy. Tenant will not at any time use
                    -------------------------
or occupy the Demised Premises in violation of the certificates of occupancy issued for the Building, and, in the event that any department of the city or county in which the Building is located, or of the State of Colorado, will hereafter at any time contend or declare that the Demised Premises are used for a purpose which is in violation of such certificate or certificates of occupancy, Tenant will, upon five days' written notice from Landlord or any governmental agency, immediately discontinue such use of the Demised Premises. Failure by Tenant to discontinue such use after such notice will be considered a default under this Lease, and Landlord will have the right to terminate this Lease immediately, and, in addition thereto, will have the right to exercise any and all rights and privileges and remedies given to Landlord by and pursuant to the provisions of Article 19 below. The statement in this Lease of the nature of the business to be conducted by Tenant in the Demised Premises will not be deemed or construed to constitute a representation or guaranty by Landlord that such business is lawful or permissible under any certificate of occupancy issued for the Building, or otherwise permitted by law. Landlord will provide a copy of the certificate of occupancy for the Demised Premises upon completion of the tenant improvement work to be performed by Landlord.

                                   ARTICLE 17
                              (Life Safety Systems)

               17.1 Life Safety Systems. If there now is or hereafter will be
                    -------------------
installed in the Building a sprinkler system, heat, or smoke detection system or any other so-called life-safety system and any such system or any of its appliances will be damaged or injured or not in proper working order by reason of any act or omission of Tenant, Tenant's agents, servants, employees, contractors, visitors, or licensees, Tenant will forthwith restore the same to good working condition. If Landlord's insurer, or any bureau, department or official of the state, county or city government, or any governmental authority having jurisdiction, requires or recommends that any changes, modifications, alterations, or additional equipment be made or supplied in or to any such system by reason of Tenant's business or the location of partitions, trade fixtures, or other contents of the Demised Premises, or if any such changes, modifications, alterations or additional equipment become necessary to prevent the imposition of a penalty or charge against the full allowance for any such system in the insurance rate as fixed by said governmental authority or by Landlord's insurance company, Tenant will, at Tenant's expense, promptly make and supply such changes, modifications, alterations or additional equipment.

                                   ARTICLE 18
                                  (Bankruptcy)

               18.1 Bankruptcy Prior to Term. If at any time prior to the
                    ------------------------
Commencement Date, there will be filed by or against Tenant in any court pursuant to any statute either of the United States or of any state a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee or conservator of all or a portion of Tenant's property, or if Tenant makes an assignment for the benefit of creditors, this Lease will ipso facto be canceled and terminated, and in such event neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or of an order of any court will be entitled to possession of the Demised Premises; and Landlord, in addition to the other rights and remedies given by Section 18.3 below or by virtue of any other provision in this Lease contained or by virtue of any statute or rule of law, may retain as damages any rent, security deposit or moneys received by it from Tenant or others on behalf of Tenant.

               18.2 Bankruptcy During Term. If at any time during the term of
                    ----------------------
this Lease there will be filed by or against Tenant in any court pursuant to any statute either of the United States or of any state a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee or conservator of all or a portion of Tenant's property, or if Tenant makes an assignment for the benefit of creditors, this Lease, at the option of Landlord exercised within a reasonable time after notice of the happening of any one or more of such events, may be canceled and terminated, and in such event neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or of an order of any court will be entitled to possession or to remain in possession of the Demised Premises, but will forthwith quit and surrender the Demised Premises, and Landlord, in addition to the other rights and remedies granted by Section 18.3 below or by virtue of any other provision in this Lease contained or by virtue of any statute or rule of law, may retain as damages any rent and any security deposit or moneys received by it from Tenant or others on behalf of Tenant.

               18.3 Measure of Damages. In the event of the termination of this
                    ------------------
Lease pursuant to Sections 18.1 or 18.2 of this Article, Landlord will be entitled to the same rights and remedies as those set forth in Articles 19 and in Article 21 of this Lease.

               18.4 Other Remedies. Upon the occurrence of any of the events
                    --------------
specified in this Article, if Landlord will not choose to exercise, or by law will not be able to exercise, its rights hereunder to terminate this Lease, then, in addition to any other rights of Landlord provided hereunder or by law,
(i) Landlord will not be obligated to provide Tenant with any of the services specified in this Lease, unless Landlord has received compensation in advance for such services, and the parties agree that Landlord's estimate of the compensation required with respect to such services will control, and (ii) neither Tenant, as debtor-in-possession, nor any trustee or other person (hereinafter collectively called the "Assuming Tenant") will be entitled to assume this Lease unless, on or before the date of such assumption, the Assuming Tenant (x) cures, or provides adequate assurance that the latter will promptly cure, any existing default under this Lease, (y) compensates, or provides adequate assurance that the Assuming Tenant will promptly compensate, Landlord for any pecuniary loss (including, without limitation, attorneys' fees and disbursements) resulting from such default, and (z) provides adequate assurance of future performance under this Lease; it being covenanted and agreed by the parties that, for such purposes, any cure or compensation will be effected by the immediate payment of any monetary default or any required compensation, or the immediate correction or bonding of any nonmonetary default, and "adequate assurance" of future performance will be effected by the establishment of an escrow fund for the amount at issue or by bonding, it being covenanted and agreed by Landlord and Tenant that the foregoing provision is a material part of the consideration for this Lease.

                                   ARTICLE 19
                                    (Default)

               19.1 Events of Default. The occurrence of any one or more of the
                    -----------------
following events will constitute a default under this Lease ("Event of Defaulf"):

                    (a) Tenant will fail to pay any installment of rent or any other sum payable by Tenant pursuant to this Lease following the date the payment is due; provided, however, Landlord will give Tenant up to two written notices of non-payment, with 10 days' opportunity to cure, in any 12-month period;

                    (b) Tenant will fail to perform or observe any other term, covenant, condition, provision or agreement of this Lease and Tenant will fail to remedy said default within 15 days after written notice specifying such default is given by Landlord to Tenant;

                    (c) The Demised Premises become vacant or deserted in whole or in part in excess of 30 days;

                    (d) Tenant will cease to occupy the Demised Premises or will remove substantially all of Tenant's property therefrom unless Tenant continues to pay rent;

                    (e) Tenant will fail to move into or take possession of the Demised Premises within 15 days after the Commencement Date unless Tenant continues to pay rent;

                    (f) Any execution or attachment will be issued against Tenant or any of Tenant's property located on the Demised Premises;

                    (g) The Demised Premises will be taken or occupied or attempted to be taken or occupied by someone other than Tenant without compliance with the provisions of Article 6 above;

                    (h) Tenant assigns or otherwise transfers substantially all of the assets used in connection with the business conducted in the Demised Premises without compliance with the provisions of Article 6 above;

                    (i) Tenant or any officer, director, shareholder, member or partner of Tenant makes any statement or omits to make any statement so as to materially mislead Landlord with regard to Tenant's financial condition or ability to perform its covenants and obligations under this Lease; or

                    (j) Tenant or any guarantor of Tenant's obligations under this Lease will die, cease to exist as a corporation, limited liability company or partnership or will be otherwise dissolved or liquidated or will make a transfer in fraud of creditors.

                                   ARTICLE 20
                                   (Remedies)

               20.1 Landlord's Remedies. If any Event of Default set forth in
                    -------------------
Article 19 occurs, then Landlord will have the right, at its election:

                    (a) To give Tenant written notice of Landlord's intent to terminate this Lease on the earliest date permitted by law or on any later date specified in such notice, in which case Tenant's right to possession of the Demised Premises will cease and this Lease will be terminated, except as to Tenant's liability, as if the expiration of the term fixed in such notice were the end of the term;

                    (b) Without further demand or notice, to reenter and take possession of the Demised Premises or any part of the Demised Premises, repossess the same, expel

Tenant and those claiming through or under Tenant, and remove the effects of both or either, using such force for such purposes as may be necessary, without being liable for prosecution, without being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of rent or other amounts payable under this Lease or as a result of any preceding breach of covenants or conditions; or

                    (c) Without further demand or notice, to cure any Event of Default and to charge Tenant for the cost of effecting such cure, including, without limitation, reasonable attorneys' fees and interest on the amount so advanced at the rate set forth in Section 3.4, provided that Landlord will have no obligation to cure any such Even of Default of Tenant.

               Should Landlord elect to reenter as provided in subsection (b), or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided by law, Landlord may, from time to time, without terminating this Lease, relet the Demised Premises or any part of the Demised Premises in Landlord's or Tenant's name, but for the account of Tenant, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term) and on such conditions and upon such other terms (which may include concessions of free rent and alteration and repair of the Demised Premises) as Landlord, in its reasonable discretion, may determine, and Landlord may collect and receive the rent. Landlord will in no way be responsible or liable for any failure to relet the Demised Premises, or any part of the Demised Premises, or for any failure to collect any rent due upon such reletting. Neither reentry and taking possession of the Demised Premises by Landlord, nor the change of any locks or security devices in the Demised Premises, nor appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease, will constitute an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant. No written notice from Landlord under this section or under a forcible or unlawful entry and detainer statute or similar law will constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right following any such reentry or reletting to exercise its right to terminate this Lease by giving Tenant such written notice, in which event this Lease will terminate as specified in such notice. As used in this Lease, the terms "reenter," "reentry," "take possession," "repossess" and "repossession" are not restricted to their technical legal meanings.

               20.2 Certain Damages. In the event that Landlord does not elect
                    ---------------
to terminate this Lease as permitted in Section 20.1(a), but on the contrary elects to take possession as provided in Section 20.1, Tenant will pay to Landlord Minimum Rent, Additional Rent and other sums as provided in this Lease that would be payable under this Lease if such repossession had not occurred, less the net proceeds, if any, of any reletting of the Demised Premises after deducting all of Landlord's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, attorneys' fees, expenses of employees, alteration and repair costs, and expenses of preparation for such reletting. If, in connection with any reletting, the new lease term extends beyond the existing term, or the Demised Premises covered by such new lease include other premises not part of the Demised Premises, a fair apportionment of the rent received from such reletting and the expenses incurred in connection with such reletting as provided in this section will be made in determining the net proceeds from such reletting, and any rent concessions will be equally apportioned over the term of the new lease. Tenant will pay such rent and other sums to Landlord monthly on the day on which the Minimum Rent and Additional Rent would have been payable under the Lease if possession had not been retaken, and Landlord will be entitled to receive such rent and other sums from Tenant on each such day.

               20.3 Continuing Liability After Termination. If this Lease is
                    ---------------------------------------
terminated on account of the occurrence of an Event of Default, Tenant will remain liable to Landlord for damages in an amount equal to Minimum Rent, Additional Rent and other amounts that would have been owing by Tenant for the balance of the term, had this Lease not been terminated, less the net proceeds, if any, of any reletting of the Demised Premises by Landlord subsequent to such termination, after deducting all of Landlord's expenses in connection with such reletting, including, without limitation, the expenses enumerated in Section
20.2. Landlord will be entitled to collect such damages from tenant monthly on the day on which Minimum Rent and other amounts would have been payable under this Lease if this Lease had not been terminated, and Landlord will be entitled to receive such Minimum Rent, Additional Rent and other amounts from Tenant on each such day. Alternatively, at the option of Landlord, in the event this Lease is so terminated, Landlord will be entitled to recover against Tenant as damages for loss of the bargain and not as a penalty:

                    (a) The worth at the time of award of the unpaid Minimum Rent, Additional Rent, late charges and other sums due hereunder that had been earned at the time of termination;

                    (b) The worth at the time of award of the amount by which the unpaid Minimum Rent, Additional Rent, late charges and other sums that would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

                    (c) The worth at the time of award of the amount by which the unpaid Minimum Rent, Additional Rent, late charges and other sums which would have been owing for the balance of the term of this Lease (had the same not been so terminated by Landlord) after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided;

                    (d) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

               The "worth at the time of award" of the amounts referred to in clauses (a) and (b) above is computed by adding interest at the per annum rate described in Section 3.4 in effect on the date on which this Lease is terminated from the date of termination until the time of the award. The "worth at the time of award" of the amount referred to in clause (c) above is computed by discounting to present value such amount at the discount rate of the Federal Reserve Bank of Topeka, Kansas at the time of award plus one percent (1%).

               20.4 Cumulative Remedies. Any suit or suits for the recovery of
                    -------------------
the amounts and damages set forth in Sections 20.2 and 20.3 may be brought by Landlord, from time to time, at Landlord's election, and nothing in this Lease will be deemed to require Landlord to await the date upon which this Lease or the term would have expired had there occurred no Event of Default. Each right and remedy provided for in this Lease is cumulative and is in addition to every other right or remedy provided for in this Lease or now or after the lease date existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease or now or after the Commencement Date existing at law or in equity or by statute or otherwise will not preclude the simultaneous or later exercise by Landlord of any and all other rights or remedies. All costs and expenses incurred by Landlord in collecting any amounts and damages owing by Tenant pursuant to the provisions of this Lease, or in connection with the appointment of a receiver for the Demised Premises, or to enforce any provision of this Lease, including reasonable attorneys' fees from the date any such matter is turned over to an attorney, whether or not one or more actions are commenced by Landlord, also will be recoverable by Landlord from Tenant. In the event of a breach or threatened breach by Tenant of any of the terms, covenants, conditions, provisions or agreements of this Lease, Landlord will additionally have the right of injunction, and Tenant agrees to pay the premium for any bond required in connection with such injunction. Mention in this Lease of any particular remedy will not preclude Landlord from any other remedy, at law or in equity.

               20.5 Redemption. Tenant hereby expressly waives any and all
                    ----------
rights of redemption granted by or under any present or future law in the event of Tenant's being evicted or dispossessed for any cause, or in the event of Landlord's obtaining possession of the Demised Premises, by reason of the violation by Tenant of any of the terms, covenants, conditions, provisions or agreements of this Lease, or otherwise.

               20.6 Fees and Expenses. If Tenant will default in the performance
                    -----------------
of any obligation on Tenant's part to be performed under this Lease, Landlord may immediately, or at any time thereafter, without notice, perform the same for the account of Tenant. If Landlord at any time is compelled to pay or elects to pay any sum of money or do any act which will require the payment of any sum of money (including, but not limited to, employment of attorneys or incurring of costs), by reason of the failure of Tenant to comply with any term, covenant, condition, provision or agreement hereof, or, if Landlord is compelled to incur or elects to incur any expense (including but not limited to reasonable attorneys' fees in instituting prosecuting or defending any action or proceeding, regardless of whether such action or proceeding proceeds to judgment) by reason of any default of Tenant hereunder, the sum or sums so paid by Landlord with interest at the rate set forth in Section 3.4 and costs and damages will be due from Tenant to Landlord promptly upon demand by Landlord.

                                   ARTICLE 21
                                  (End of Term)

               21.1 Condition of Demised Premises. Upon the expiration or other
                    -----------------------------
termination of this Lease, Tenant will quit and surrender to Landlord the Demised Premises, broom clean, in as good order, condition and repair as they were in on the Commencement Date, ordinary wear excepted. Subject to Landlord's rights under Section 7.3 above, Tenant will remove all property of Tenant, as directed by Landlord. Any property left on the Demised Premises at the expiration or other termination of this Lease, or after the happening of any of the Events of Default set forth in Article 19 above, may, at the option of Landlord, either be deemed abandoned or be placed in storage at a public warehouse in the name of and for the account of and at the expense and risk of Tenant. If such property is not claimed by Tenant within 10 days after such expiration, termination, or the happening of an Event of Default, it may be sold or otherwise disposed of by Landlord and any costs incurred by Landlordin connection with such sale or disposition will be paid by Tenant immediately upon demand therefor by Landlord. Tenant expressly releases Landlord of and from any and all claims and liability for damage to or loss of property left by Tenant upon the Demised Premises at the expiration or other termination of this Lease, and Tenant hereby indemnifies Landlord against any and all claims and liabilities with respect thereto.

               21.2 Holding Over. Should Tenant hold over after the termination
                    ------------
of this Lease, whether such termination occurs by lapse of time or otherwise, such tenancy will not constitute a renewal hereof but will be from month to month only, subject to all terms provided herein as may be applicable; provided, however, during any such holdover period, Tenant will pay Minimum Rent at 150% the rate payable for the month immediately preceding termination of this Lease, in addition to Additional Rent and all other sums due and payable under this Lease. This Section 21.2 will not limit or waive Landlord's right of reentry or any other right hereunder.

               21.3 Holdover Without Consent. In the event Tenant holds over
                    ------------------------
without Landlord's consent, Tenant will be responsibleto Landlord for all reasonable damage (including, but not limited to, the loss of rent) which Landlord will suffer by reason thereof, and Tenant hereby indemnifies Landlord against any and all claims made by any succeeding tenant against Landlord, resulting from delay by Landlord in delivering possession of the Demised Premises to such succeeding tenant due to Tenant's unauthorized holdover. Tenant's obligation to observe or perform all of the terms, covenants, conditions, provisions and agreements of this Article will survive the expiration or other termination of this Lease.

               21.4 Termination. In the event that this Lease terminates for any
                    -----------
reason (including but not limited to termination by Landlord) prior to its natural expiration date, such termination will effect the termination of any and all agreements for the extension of this Lease (whether expressed in an option, exercised or not, or collateral document or otherwise). Any right herein contained on the part of Landlord to terminate this Lease will continue during any extension hereof.

                                   ARTICLE 22
                       (Surrender, Waiver and Integration)

               22.1 Surrender. No act or thing done by Landlord or Landlord's
                    ---------
agents during the term hereby demised will be deemed an acceptance of a surrender of the Demised Premises, and no agreement to accept such surrender will be valid unless it is set forth in a writing signed by Landlord. No employee of Landlord or Landlord's agents will have any power to accept the keys of the Demised Premises prior to the termination of this Lease. The delivery of keys to any employee of Landlord or Landlord's agents will not operate as a termination of this Lease or as a surrender of the Demised Premises.

               22.2 No Waiver. The failure of Landlord to seek redress for
                    ---------
violation of, or to insist upon the strict performance of, any term, covenant, condition, provision or agreement of this Lease or any of the Rules and Regulations attached to this Lease or hereafter adopted by Landlord, will not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent or other sums with knowledge of the breach of any term, covenant, condition, provision or agreement of this Lease will not be deemed a waiver of such breach. The failure of Landlord to enforce any of the Rules and Regulations attached to this Lease, or hereafter adopted, against Tenant or any other tenant in the Building will not be deemed a waiver of any such Rule and Regulation. No provision of this Lease will be deemed to have been waived by Landlord, unless such waiver is contained in a writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the rent herein stipulated will be deemed to be other than on account of the earliest stipulated rent, nor will any endorsement, legend or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

               22.3 Integration. This Lease contains the entire agreement
                    -----------
between the parties, and recites the entire consideration given and accepted by the parties. Any agreement hereafter made will be ineffective to change, modify, waive or discharge it in whole or in part unless such agreement is in writing and signed by the party against whom enforcement of the change, modification, waiver or discharge is sought.

                                   ARTICLE 23
                                  (Jury Trial)

               23.1 Waiver of Jury Trial. The respective parties hereto hereby
                    --------------------
waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matter whatsoever arising out of, or in any way connected with, this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Demised Premises, any claim of injury or damage to property or person, or the enforcement of any remedy under any statute, emergency or otherwise.

                                   ARTICLE 24
                              (Landlord's Default)

               24.1 Landlord. Landlord will not be deemed to have defaulted
                    --------
under or breached any term, covenant, condition, provision, or agreement of this Lease unless Tenant will have given Landlord a written notice describing the alleged default or breach with particularity and Landlord thereafter will have failed to cure the default within 20 days following its receipt of the notice; provided, that if the default is of a nature which cannot reasonably be cured within such period, Landlord will not be in default if it commences to cure the default or breach within the 20day period and diligently pursues completion of same. In the event of any default or breach by Landlord hereunder and expiration of the cure period without cure of such default or breach, Tenant agrees that its exclusive remedy will be an action for damages, and Tenant will have no right to terminate the Lease.

               24.2 Force Majeure. Notwithstanding the above Section 24.1, this
                    -------------
Lease and the obligation of Tenant to pay rent hereunder and to keep, observe and perform all of the other terms, covenants, conditions, provisions and agreements of this Lease on the part of Tenant to be kept, observed or performed will in no wise be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease, or is delayed or curtailed in supplying, any service expressly or impliedly to be supplied, or is unable to make, or is delayed or curtailed in making, any repairs, alterations, decorations, additions or improvements, or is unable to supply, or is delayed or curtailed in supplying, any equipment or fixtures, if Landlord is prevented, delayed or curtailed from so doing by reason of any cause beyond Landlord's control, including, but not limited to, acts of God, strike or labor troubles, riots and civil disturbances, fuel or energy shortages, including, but not limited to, natural gas shortages, governmental preemption or curtailment in connection with a national emergency or in connection with any rule, order, guideline or regulation of any department or governmental agency, or by reason of the conditions of supply and demand which have been or are affected by a war or other emergency. Any such prevention, delay or curtailment will be deemed excused and Landlord will not be subject to any liability resulting therefrom.

                                   ARTICLE 25
                                    (Notice)

               25.1 Notice. Any notice, demand or other communication required
                    ------
or permitted to be given to Landlord hereunder will be in writing and will be deemed given and received three days after it is deposited in the U.S. Mail, postage prepaid, marked certified or registered mail, addressed to Landlord at the address provided in Section 1.14 above. Any notice, demand or other communication required or permitted to be given to Tenant hereunder will be in writing and will be deemed given and received immediately if left at the Demised Premises addressed to Tenant, or three days following its deposit into the U.S. Mail, postage prepaid, marked certified or registered mail, addressed to Tenant at the address provided in Section 1.14 above.

                                   ARTICLE 26
                                   (Security)

               26.1 Security Deposit. Tenant has deposited with Landlord the sum
                    ----------------
specified in Section 1.15 as security for the faithful performance and observance by Tenant of all of the terms, covenants, conditions, provisions and agreements of this Lease. Tenant will not be entitled to interest on such security deposit, and Landlord will not be obligated to hold such deposit as a separate fund, but may commingle it with other funds. In the event Tenant defaults in respect of any of the terms, covenants, conditions, provisions or agreements of this Lease, including, but not limited to, the payment of rent or other sums due hereunder, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent or any other sums as to which Tenant is in default, or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants, conditions, provisions or agreements of this Lease. Tenant, upon demand by Landlord, will forthwith replenish the security deposit or any portion thereof so used or applied by Landlord.

               26.2 Return of Deposit. In the event that Tenant will fully and
                    -----------------
faithfully comply with all of the terms, covenants, conditions, provisions and agreements of this Lease, the security deposit, without interest, will be returned to Tenant within 60 days after the date fixed as the end of this Lease, but only if Tenant delivers entire possession of the Demised Premises to Landlord and pays Minimum Rent, Additional Rent and all other sums due under this Lease.

               26.3 Transfer of Project. In the event of a sale of the Project
                    -------------------
and/or Building or leasing of the Project and/or the entire Building, or the sale of such leasehold, Landlord will have the right to transfer the security deposit to the transferee or lessee, and Landlord will thereupon be released by Tenant from all liability for the return of such security deposit; and the provisions hereof will apply to every transfer or assignment made of the security deposit to a new landlord. Tenant will not assign or encumber or attempt to assign or encumber the security deposit, and neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. In the event of the termination of any ground lease or foreclosure of any fee or leasehold mortgage or deed of trust (or conveyance in lieu thereof) now or hereafter affecting the real property of which the Demised Premises form a part, Tenant will look to the new landlord for the return of said security deposit if said security deposit is transferred to the new landlord.

               26.4 [Intentionally omitted.]

                                   ARTICLE 27
                 (Transfer by Landlord and Landlord's Liability)

               27.1 Transfer of Landlord's Interest. In the event of a transfer
                    -------------------------------
sale, conveyance, or assignment by Landlord of Landlord's interest in the Project (other than a transfer for security purposes only), Landlord will be relieved from and after the date specified in any notice to Tenant of such transfer or assignment of all of Landlord's obligations and liabilities accruing under this Lease thereafter and Tenant agrees to look only to such assignee or transferee of Landlord's interest for performance of Landlord's obligations under this Lease.

                                   ARTICLE 28
                            (Environmental Covenants)

               28.1 Definition of Hazardous Materials. For purposes of this
                    ---------------------------------
Lease, "Hazardous Materials" means any explosives, radioactive materials, hazardous wastes, or hazardous substances, including, without limitation, substances defined as "hazardous substances" or "hazardous wastes" or "solid wastes" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended 42 U.S.C. Sections ''9601-9657; the Hazardous Materials Transportation Act of 1975, 49 U.S.C. Sections 1801-1812; the Resource Conservation and Recovery Act of 1976, 42 U.S.C.Sections ''6901-6987; or any other federal, state, or local statue, law, common law, ordinance, code, rule, regulation, order, or decree regulating, relating to, or imposing liability or standards of conduct concerning hazardous materials, wastes, or substances now or at any time hereafter in effect (collectively, "Hazardous Materials Laws").

               28.2 Hazardous Materials Covenant. Tenant will not cause or
                    ----------------------------
permit the storage, use, generation, or disposition of any Hazardous Materials in, on, or about the Demised Premises or the Project by Tenant, its agents, employees, or contractors. Tenant will not permit the Demised Premises to be used or operated in a manner that may cause the Demised Premises or the Project to be contaminated by any Hazardous Materials in violation of any Hazardous Materials Laws. Tenant will immediately advise Landlord in writing of (i) any and all enforcement, cleanup, remedial, removal, or other governmental or regulatory actions instituted, completed, or threatened pursuant to any Hazardous Materials Laws relating to any Hazardous Materials affecting the Demised Premises, and (ii) all claims made or threatened by any third party against Tenant, Landlord, or the Demised Premises relating to damage, contribution, cost recovery, compensation, loss, or injury resulting from any Hazardous Materials on or about the Demised Premises. Without Landlord's prior written consent, Tenant will not take any remedial action or enter into any agreements, or settlements in response to the presence of any Hazardous Materials in, on, or about the Demised Premises.

               28.3 Tenant's Indemnity. Tenant will be solely responsible for
                    ------------------
and will defend, indemnify and hold Landlord, its agents, and employees harmless from and against all claims, costs, and liabilities, including reasonable attorneys' fees and costs, arising out of or in connection with Tenant's breach of its obligations in this Article 28. Tenant will be solely responsible for and will defend, indemnify, and hold Landlord, its agents, and employees harmless from and against any and all claims, costs, and liabilities, including attorneys' fees and costs, arising out of or in connection with the removal, remediation, and restoration work and materials necessary to return the Demised Premises and any other property of whatever nature located on the Project to their condition existing prior to the appearance of Tenant's Hazardous Materials on the Demised Premises. Tenant's obligations under this Article 28 will survive the expiration or other termination of this Lease.

                                   ARTICLE 29
                                (Tenant's Taxes)

               29.1 Personal Property Taxes. Tenant will pay prior to
                    -----------------------
delinquency all taxes assessed against and levied upon the trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Demised Premises or elsewhere. If any of Tenant's personal property is assessed with Landlord's real property, Tenant will pay to Landlord the taxes attributable to Tenant's property within 10 days following Tenant's receipt of a written demand therefor from Landlord.

               29.2 Sales and Withholding Tax Reporting. Tenant will timely pay
                    -----------------------------------
all federal, state and local taxes applicable to Tenant and Tenant's business before the same are delinquent, including, without limitation, all income taxes, withholding taxes for employees, and state and local sales and use taxes.

               29.3 Exemption of Demised Premises from Tax Lien. Pursuant to
                    -------------------------------------------
Colo. Rev. Stat. Section '39-26-117(1)(b) and Section '39-26-205(3), as amended from time to time, the Demised Premises, any other part of the Project used by Tenant, and all of the business fixtures, alterations, installations, additions and improvements made to or installed in the Demised Premises (whether constructed by, for or at the expense of Landlord or Tenant), and any equipment owned by Landlord and used by Tenant, all of which are, and will be deemed to be, property owned by Landlord and all of which Landlord hereby leases to Tenant, will be exempt from any lien for sales and use taxes otherwise imposed by the taxing authorities of the State of Colorado. Pursuant to Colo. Rev. Stat. Section '39-22-604(7)(c), as amended from time to time, the Demised Premises and any other part of the Project used by Tenant and all of the business fixtures, alterations, installations, additions and improvements made to or installed in the Demised Premises (whether constructed by, for or at the expense of Landlord or Tenant), and any equipment owned by Landlord and used by Tenant, all of which are, and will be deemed to be, property owned by Landlord and all of which Landlord hereby leases to Tenant, will be exempt from any lien for withholding taxes otherwise imposed by the taxing authorities of the State of Colorado. In furtherance of obtaining such exemptions from the date of execution of this Lease, upon the request of Landlord, Tenant will execute a memorandum of this Lease for filing with the Colorado Department of Revenue, such memorandum to be in the form as may be prescribed by the Department of Revenue and consistent with the terms of this Lease.

                                   ARTICLE 30
                                 (Miscellaneous)

               30.1 Plans. Any plan attached to and made part of this Lease,
                    -----
except as otherwise specifically provided, is used solely for the purpose of identifying or designating the Demised Premises and any markings, measurements, dimensions or notes of 1any kind contained thereon have no bearing upon any of the terms, covenants, conditions, provisions or agreements of this Lease and are not to be considered a part of it.

               30.2 Broker. Tenant represents that Tenant has dealt directly
                    ------
with (and only with) any broker listed in Section 1.18 as broker in connection with this Lease and that, insofar as Tenant is aware, no other broker negotiated this Lease or is entitled to any commission in connection with it. Tenant hereby indemnifies and holds harmless Landlord from and against any liability loss or damage (including attorneys' fees) arising of any misrepresentation by Tenant contained in this Section 30.2.

               30.3 Binding Effect. All of the terms, conditions, provisions and
                    --------------
agreements of this Lease will be deemed to be covenants. The covenants contained in this Lease will bind and inure to the benefit of Landlord and Tenant and their respective legal representatives and successors, and, except as otherwise provided in this Lease, their assigns. This Lease is offered to Tenant for signature by Tenant, and this Lease will not be binding upon Landlord unless and until such time as Landlord will have executed and delivered the same to Tenant.

               30.4 Act of Tenant. If a partnership or more than one legal
                    -------------
person is at any time Tenant, (i) each partner and each legal person is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed or performed by Tenant, and (ii) the term "Tenant" as used in this Lease will mean and include each of them jointly and severally, and the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to the tenancy or this Lease, including but not limited to, any renewal, extension, expiration, termination or modification of this Lease, will be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed. Termination of a Tenant which is a partnership will be deemed to be an assignment jointly to all of the partners, who will thereafter be governed by the next preceding clauses (i) and
(ii) hereof just as if each and all such former partners initially had signed this Lease as individuals.

               30.5 Headings. Article and Section headings are used herein for
                    --------
convenience of reference only. Such headings do not constitute part of this Lease and may not be used to define or limit the scope or intent of this Lease or any of its provisions.

               30.6 Construction. The language in all parts of this Lease will
                    ------------
be construed according to its normal and usual meaning and not strictly for or against either Landlord or Tenant, regardless of whether Landlord or Tenant, or Landlord's or Tenant's legal representative, drafted this Lease or any provision hereof.

               30.7 Severability. In the event any term, covenant, condition,
                    ------------
provision or agreement herein contained is held to be invalid or unenforceable by any court of competent jurisdiction, the invalidity of any such term, covenant, condition, provision or agreement will in no way affect the validity or enforceability of any other term, covenant, condition, provision or agreement herein contained.

               30.8 Security. Landlord will not be obligated to provide or
                    --------
maintain any security patrol or security system. However, if Landlord decides to provide such patrol or system, the cost thereof will be included in Operating Costs as defined in Article 4 above. Landlord will not be responsible for the quality of any such patrol or system which may be provided hereunder or for any damage or injury to Tenant, its employees, invitees or others due to the defect, failure, action or inaction of such patrol or system.

               30.9 [Intentionally omitted.]

               30.10 Storage. Any basement storage space or other storage space
                     -------
at any time demised to Tenant hereunder will be used exclusively for storage. Notwithstanding any other provision of this Lease to the contrary, (i) only such ventilation and heating will be furnished by Landlord as will, in Landlord's judgment, be adequate for use of said space for storage, (ii) no cleaning, water or air conditioning will be furnished therefor, and (iii) only such electricity will be furnished thereto as will, in Landlord's judgment, be adequate to light said space as storage space.

               30.11 Time. Time is of the essence with respect to the
                     ----
performance of each and every provision of this Lease. In the event the last day for performance of any act required or permitted under this Lease falls on a Saturday, Sunday, or holiday, the time for such performance will be extended to the next succeeding business day. Each time period under this Lease will exclude the first day and include the last day of such period.

               30.12 No Recording. Neither this Lease, nor any notice or
                     ------------
memorandum regarding the terms hereof will be recorded by Tenant. Any such unauthorized recording will give Landlord the right to declare a breach of this Lease and pursue the remedies provided herein.

               30.13 Name Change. If the name of Tenant or any successor or
                     -----------
assign will be changed during the term of this Lease, such party will promptly notify Landlord thereof, which notice will be accompanied by a certified copy of the document effectuating such change of name.

               30.14 Estoppel. Tenant will at anytime and from time to time upon
                     --------
not less than 15 days' prior notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing certifying to those facts for which certification has been requested by Landlord or by any current or prospective purchaser, mortgagee or beneficiary under a deed of trust, including, without limitation, (i) that this Lease is unmodified and in full force and effect (or, if modified, adequately identifying such modification and certifying that this Lease, as so modified, is in full force and effect), (ii) the dates to which the Minimum Rent, Additional Rent and other charges have been paid, (iii) whether there is any default by Landlord or Tenant in the performance of any term, covenant, condition, provision or agreement contained in this Lease, and (iv) whether there are any setoffs, defenses or counterclaims against enforcement of the obligations to be performed under this Lease and, if there are, specifying each such default, setoff, defense or counterclaim. Any such statement may be relied upon conclusively by any prospective purchaser or lessee or encumbrancer of the Demised Premises or of all or any portion of the Building or the Project. Tenant's failure to certify such statement within such 15-day period will be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord, that there are no uncured defaults in Landlord's performance, and that not more than one month's Minimum and Additional Rent has been paid in advance.

               30.15 Publicity and Advertisement. Landlord and Tenant agree that
                     ---------------------------
prior to the full execution of this Lease, neither party or their agents, employees, or brokers, will issue or authorize the issuance of any press release, publicity, or information concerning the details of this Lease, without the prior written consent of the other party. After full execution of this Lease, Tenant will submit to Landlord for Landlord's approval all advertising, sales promotion and other publicity matters relating to the Demised Premises, this Lease and any product(s) furnished or service(s) performed by Tenant wherein the name of Landlord are or may be mentioned or may, in Landlord's judgment, be inferred or implied. Tenant further agrees not to publish or use such advertising, sales promotion, or publicity matter or to use Landlord's name as a reference without the prior written approval of Landlord, which consent may be given or withheld, in Landlord's discretion.

               30.16 Choice of Law. This Lease will be governed by, and
                     -------------
interpreted in accordance with, the laws of the State of Colorado, without giving effect to conflicts of law principles.

               30.17 Days. References herein to "days" will be deemed to refer
                     ----
to calendar and not business days, unless the context clearly indicates otherwise.

               30.18 Food, Beverages and Odors. Tenant will not prepare any food
                     -------------------------
or do any cooking or conduct any restaurant, luncheonette or cafeteria for the sale or service of food or beverages to its employees or to others, or cause or permit any odors of cooking or other processes or any unusual or objectionable odors to emanate from the Demised Premises; provided, however, Tenant may use a microwave oven and coffee makers in the Demised Premises. Tenant will not install or permit the installation or use of any vending machine or permit this delivery of any food or beverage to the Demised Premises except by such persons and in such manner as are approved by Landlord.

               30.19 Financial Statements. Tenant covenants and agrees to
                     --------------------
furnish to Landlord not less than annually, within ninety (90) days after the end of each fiscal year of Tenant, and at such other times as requested by Landlord from time to time, copies of financial statements of Tenant on a consolidated basis with Tenant's ultimate parent, Lionbridge Technologies, Inc., audited by a certified public accountant, and agrees that Landlord may deliver any such financial statements to any existing or prospective mortgagee or purchaser of the Property. The financial statements will include a balance sheet as of the end of, and a statement of profit and loss and a statement of cash flow for, the preceding fiscal year of Tenant and, if regularly prepared by Tenant, a statement of sources and use of funds for the preceding fiscal year of Tenant.

               30.20 Exculpation. Landlord (and in case Landlord will be a joint
                     -----------
venture, partnership, tenancy-in-common, association, or other form of joint ownership, the members of any such form of joint ownership) will have absolutely no personal liability arising from or in connection with this Lease or any obligation or liability arising from or in connection with this Lease in the event of a breach or default by Landlord of any of its obligations. Tenant will look solely to the equity of the Landlord in the Building at the time of the breach or default (or if the interest of Landlord is a leasehold interest at that time, Tenant will look solely to such leasehold interest) for satisfaction of any remedies of Tenant. Such exculpation of liability will be absolute and without exception.

               30.21 PERA. PERA is a nominee for Public Employees' Retirement
                     ----
Association of Colorado. The partners of PERA, and officers, trustees, directors, employees and agents of Public Employees' Retirement Association of Colorado will not be responsible for Landlord's covenants and will not be otherwise liable under this Lease.

               30.22 Incorporation of Exhibits. Any addendum, rider or exhibit
                     -------------------------
annexed hereto is made a part hereof. See attached Addendum for additional provisions.

                                LANDLORD:

                                     FLATIRONS COTTONWOOD, INC., a Delaware
                                     corporation


                                     By: /s/ Kathryn G. Spritzer
                                         ---------------------------------------
                                     Its: Vice President
                                         ---------------------------------------


                                TENANT:


                                     INTERNATIONAL LANGUAGE ENGINEERING
                                     CORPORATION, a Colorado corporation, d/b/a
                                     Lionbridge Technologies, Inc.


                                     By: /s/ Stephen J. Lifshatz
                                         ---------------------------------------
                                     Its: Chief Financial Officer
                                         ---------------------------------------

                            ADDENDUM TO OFFICE LEASE
                BETWEEN FLATIRONS COTTONWOOD, INC., AS LANDLORD,
               AND INTERNATIONAL LANGUAGE ENGINEERING CORPORATION,
                                    AS TENANT

          This Addendum is executed by Flatirons Cottonwood, Inc., a Delaware corporation, as Landlord, and International Language Engineering Corporation, as Tenant, to supplement the foregoing Office Lease relating to premises designated as Suite 101 on the first floor of the building located at 2477 55th Street, Boulder, Colorado 80301.

          All terms used in this Addendum will have the same definitions as those given such terms in the Office Lease form, unless the context indicates otherwise.

          The Office Lease is supplemented as follows:

          31. COMMENCEMENT OF TERM. Notwithstanding any article of this Lease to the contrary, the Commencement Date and (subject to the last paragraph of this Paragraph 31) Tenant's liability for the payment of Minimum Rent will not commence until after a certificate of occupancy is issued for the Demised Premises or the date Landlord delivers the Demised Premises to Tenant, whichever is first but in no event earlier than March 1, 2002, upon the completion of any tenant finish work to be performed by Landlord. However, if completion of Landlord's work is delayed because of any act or omission of Tenant, including, without limitation, Tenant's failure to proceed diligently with selections for the work or Tenant's insistence upon changes to the work, then Tenant will pay Minimum Rent beginning the date Landlord's work would have been completed without such delays.

          Furthermore, if Tenant's obligation for the payment of Minimum Rent under this Lease is postponed due to Landlord's failure to complete any Tenant finish work as described in the construction credit letter about to be executed by Tenant of even date herewith, then (i) the term of this Lease will be extended so that the term will end, unless sooner terminated in accordance with the provisions hereof, on the last day of the 61st calendar month after Landlord completes the work; and (ii) the effective dates of increases in the amount of the Minimum Rent payable for the Demised Premises specified in Article 32 below (which are the 13th month, 25th month, 37th month, and 49th month after the Commencement Date) will be appropriately extended by the number of days by which the completion of the Landlord's work in the Demised Premises (or the date of delivery thereof to Tenant) is postponed beyond March 1, 2002. The extension of the term of this Lease and such rent increase dates will be effective on the date of completion of Landlord's work in the Demised Premises (or the date of delivery thereof to Tenant) in accordance with the foregoing, without any further act by Tenant or by Landlord, except that such extended term and such extended rent increase dates may be confirmed by Landlord in a notice to Tenant given in the manner provided in Article 25 of this Lease. Landlord and Tenant will execute an addendum to this Lease to confirm the commencement date under this Article above.

          Landlord agrees to allow Tenant early access to the Demised Premises at least seven days prior to the Commencement Date for the purpose of installing Tenant's furniture, fixtures and equipment. All such access and entry into the Demised Premises will be subject to all of the terms and conditions of this Lease, except the payment of rent.

          32. MINIMUM RENT. Tenant will pay Minimum Rent according to the following schedule:

                           Annual
   Lease                   Payment                  Monthly
   Period                   Rate                  Installment
   ------                  -------                -----------

Month 1                                            abated
Months 2-12                $154,580                $12,881.66
Months 13-24               $157,200                $13,100.00
Months 25-36               $159,820                $13,318.34
Months 37-48               $162,440                $13,536.66
Months 49-61               $165,060                $13,755.00

          On the condition that Tenant is not in default under the terms of this Lease, the installments of Minimum Rent payable with respect to the Demised Premises for month one of the Lease term will be abated, being a total value of $12,881.66. The fact that Minimum Rent will be abated will not relieve Tenant from the obligation to pay any other additional rent or other charges or both for which provision is made in this Lease. In the event of any uncured default by Tenant, the entire amount of Minimum Rent which was otherwise abated will be due and payable by Tenant to Landlord immediately upon demand.

          If the Commencement Date has not occurred on or before April 1, 2002, then Tenant will receive one additional day of rent abatement of Minimum Rent for each day of delay of the Commencement Date, not resulting from delays by Tenant or changes in the work by Tenant, that the Commencement Date is extended beyond April 1, 2002.

          33. OPERATING COSTS. For purposes of calculating Operating Costs in accordance with Article 4 of this Lease, increases in Controlled Expenses, as defined below, in operation of the Project will not be greater than 5% on an average yearly basis over the term of this Lease; provided, however, any increase in Controlled Expenses in any one year or consecutive years may be more than 5% annually, but increases in Controlled Expenses over the Lease term will not exceed 5% per year on an average basis. "Controlled Expenses" will mean all Operating Costs as defined and calculated in accordance with Article 4 above, except for real estate taxes, insurance premiums, and utility charges (including, without limitation, steam, fuel, water, sewer, storm drainage, and electricity). The aforementioned limit on Controlled Expenses will be for the purposes of calculations under Article 4 only and Tenant's obligation to pay Operating Costs and will not act as a limit on the amount that Landlord will actually expend for such purposes.

          34. RENEWAL. Tenant will have the right, to be exercised as provided below, to extend the term of this Lease for an additional term of five years commencing on the first day of the 62nd month after the Commencement Date and ending on the last day of the 121st month after the Commencement Date, upon the following terms and conditions:

               (a) Tenant will not be in default under any of the terms, covenants, conditions, provisions or agreements of this Lease, and Tenant will not have assigned this Lease or sublet the Demised Premises (except for assignments or subleases to a Related Party);

               (b) The Minimum Rent for the Demised Premises will be the number of rentable square feet in the Demised Premises (the same to be measured in Landlord's standard manner) multiplied by the then existing market rate Landlord is asking of its existing tenants or prospective tenants for comparable space in the Building, or (ii) if no comparable space in the Building is then being offered for Lease, the Minimum Rent rate which Landlord or other landlords are asking of tenants or prospective tenants for comparable space in other comparable developments in the area;

               (c) Other economic terms of this Lease throughout the renewal term will be comparable to (i) those which Landlord is asking of its existing tenants or prospective tenants for comparable space in the Building, or (ii) if no comparable space in the Building is then being offered for lease, the highest rates which Landlord or other landlords are asking of tenants or prospective tenants for comparable space in other comparable developments in the area;

               (d) Tenant will have notified Landlord, in the manner provided in
Article 25 above, not later than 180 days and not sooner than 270 days prior to the expiration of the term of Tenant's election to exercise this right of renewal, and otherwise this right will be null and void;

               (e) There will be no further right of renewal beyond this five year renewal period; and

               (f) All of the other terms, covenants, conditions, provisions and agreements of this Lease will remain in full force and effect.

          35. LETTER OF CREDIT. Tenant will obtain and deliver to Landlord an irrevocable letter of credit in the initial amount of $50,000 issued to Landlord by a bank acceptable to Landlord ("Bank"). Such letter of credit will have a term commencing as of the date of execution of this Lease and ending on the last day of the 61st month after the Commencement Date. The form of such letter of credit will be subject to Landlord's right of approval or disapproval and will be in the form attached to this Lease as Exhibit E, attached hereto and by this
                                         ---------
reference incorporated herein, and will, in substance and among other things, provide that:

               (a) such letter of credit is irrevocable and Landlord, or its successors in interest, may at any time "call" for any portion of the then uncalled upon amount thereof without regard to and without the Bank inquiring as to the rights or lack of right of the holder of the letter of credit to effect such calls or the existence or lack of existence of any defenses by Tenant with respect thereto;

               (b) the Bank agrees for the benefit of Landlord to renew such letter of credit each successive year (if only a one-year letter of credit is delivered) unless, with respect to any given renewal year, the Bank has notified Landlord (by certified mail, return receipt requested) not less than 90 days prior to the expiration thereof that the Bank declines to renew the letter of credit and as a matter between Landlord and Tenant, Tenant agrees that in the event the Bank so declines to renew the original letter of credit or any renewal letter of credit as herein provided, Landlord will have the right (notwithstanding the fact that no default exists on the part of the Tenant) to "draw down" the entire amount of the then current letter of credit at any time prior to the expiration thereof and Landlord will thereafter hold all the proceeds of the letter of credit (together with any theretofore existing cash security) as an entirely cash security deposit and to whatever extent such security is at any time less than $50,000, subject to the reductions set forth in Subparagraph (d) below, Tenant agrees to immediately replenish such security or any amount thereof used or theretofore used and applied by Landlord to cure any default of Tenant; if the letter of credit will not be renewed, Tenant shall have the right to replace the letter of credit within 30 days prior to and in no event later than 20 days prior to its expiration date, if the bank and form of letter of credit is satisfactory to Landlord, in its sole discretion;

               (c) the premium or purchase price of each such letter of credit will be paid entirely in advance by Tenant and Tenant will submit evidence of payment of such purchase price to Landlord;

               (d) on the condition that Tenant has not been in monetary default under this Lease, the face amount of the letter of credit shall without act of Landlord or Tenant or the Bank reduce to $25,000 on the first day of the 37th month after the Commencement Date under this Lease, but the fact of such reduction will not affect or diminish the right of the holder thereof to receive any "draws" against such letter of credit which may have been demanded in writing from the Bank prior to any such anniversary date (that is, if a demand has been made upon the Bank prior to 10:01 a.m. of the date upon which such a reduction is to take place, the holder of such letter of credit will nevertheless be entitled to such "draw" that has been theretofore demanded but has not then as yet been paid by the Bank); and

               (e) in the event of insolvency of the Bank or failure of the Bank to honor any demand by the holder of such letter of credit, Tenant will immediately post with Landlord a substitute letter of credit entirely satisfactory to Landlord or, if Tenant is unable to provide such a letter of credit, cash in the amount of the face amount of such letter of credit (less any "draws" theretofore actually received by Landlord).

          The failure of the Bank to honor the letter of credit or the failure of Tenant to otherwise comply with the provisions of this Article will at the option of Landlord be deemed a default under the terms, covenants, conditions, provisions and agreements of this Lease.

          Landlord agrees, except for the matters contained in (b) above, not to draw upon the letter of credit unless Landlord claims default by Tenant with respect to the terms, covenants, conditions, provisions or agreements of this Lease, but if Landlord does effect such a "draw" Tenant will replenish the amount of security so drawn by depositing with Landlord cash in the amount which Landlord then "drew" from the letter of credit and used to reduce any amounts due under the Lease from Tenant.

          Landlord may at Landlord's option resort to the cash security first or to the letter of credit security first or to any combination of the two as Landlord in Landlord's sole and exclusive discretion may determine and the fact that Landlord makes a demand upon the Bank under the letter of credit will not preclude Landlord from resorting to the cash security, for the same default, in the event that the Bank for any reason fails to honor Landlord's demand or if there is insufficient funds to pay the "draw" requested by Landlord from such letter of credit.

          36. RIGHT OF FIRST OFFER. Landlord hereby grants to Tenant the option to add the first of the following spaces to come available: (i) that certain space located on the second floor of the Building shown hatched in black on Exhibit C, attached hereto and by this reference incorporated herein and known
---------
as Suite 250A ("Suite 250A") or (ii) that certain space located on the first floor of the Building shown hatched in black on Exhibit F, attached hereto and
                                                ---------
by this reference incorporated herein and known as Suite 101A ("Suite 101A"), if and when Landlord makes such space available for leasing, to the premises previously demised under this Lease upon the following terms and conditions (either Suite 250A or Suite 101A, depending on which first comes available for leasing, will be referred to herein as "Space A"):

               (a) In the event that Space A becomes or is about to become available for leasing and any other tenants in the Building with prior rights to Tenant, which with respect to Suite 250A is Aztek Engineering or any successor, assign or subtenant thereof, do not exercise their option to renew or expand or otherwise occupy Space A, Landlord will notify Tenant of such fact and Tenant will have five business days within which to exercise said option, in the manner provided in Article 25 above, to acquire Space A as of the day after the date the same is vacated by its then existing tenant (or, if the same be then vacant, on a date fixed by Landlord in said notice but not sooner than the first day of the next succeeding week); and

               (b) In the event of exercise of this option by Tenant, Space A will be added to the premises previously demised as of the day after the same is so vacated or, if vacant, the date set forth in Landlord's notice, which addition will be upon the following basis:

               (c) Space A will be added for the balance of the term of this Lease;

               (d) Tenant will accept Space A in its then "as is" condition;

               (e) If Space A is added to the Demised Premises on or before 180 days after the Commencement Date, the Minimum Rent for Space A will be calculated at the same per square foot rates as in effect from time to time as applicable to the Demised Premises. If Space A is added to the Demised Premises after 180 days after the Commencement Date, the Minimum Rent for Space A will be the Minimum Rent Landlord is then offering to similar tenants for similar premises, or if no such premises is then available, the rate similar landlords are offering to similar tenants for similar premises;

               (f) The percentage of increase or decrease of taxes and operating costs to be borne by Tenant pursuant to Article 4 of this Lease will be increased accordingly; and

               (g) All of the other terms, covenants, conditions, provisions and agreements of this Lease will apply to Space A.

          Notwithstanding any other provision set forth above, it is agreed that
(1) Tenant will not be permitted to exercise any of its rights contained in this Article at any time when the lease is not in effect or at any time when Tenant is in default under any of the terms, covenants, conditions, provisions or agreements of this Lease, and (2) in the event that Tenant assigns this lease or sublets any portion of the premises at any time demised, this Article will be of no further force or effect, and (3) Tenant may not exercise the option contained in this Article if the effective date of addition of Space A to the premises previously demised would be at any time during the last 12 months of the term of this lease.

          The fact of any proposed or actual assignment or subletting by any tenant of Space A, or the default of said tenant or his desire to terminate his lease will not make the same "available" for exercise of Tenant's rights hereunder unlessLandlord elects in writing to Tenant to treatthe same as causing "availability," and Landlord will have the right to renew or extend the tenancy of any present or future tenant of Space A without first offering the same to Tenant.

          This option will be in effect during the first 61 months after the Commencement Date, but will not be effective during any extension or renewal of this Lease. If Tenant does not exercise this option within the five-business day period referenced above, time being strictly of the essence, Landlord will be entitled to market the space at any terms and lease the space at any terms to prospective tenants. If a lease is entered into between Landlord and a prospective tenant within 180 days after Landlord offered Space A to Tenant, Tenant's rights under this Article will be terminated and of no further force or effect. If Landlord does not so enter into a lease for Space A within such 180-day period, Landlord will once again offer Space A to Tenant pursuant to subparagraph A above before entering into a new lease with a prospective Tenant. If Tenant exercises its rights with respect to either Suite 250A or Suite 101A, depending on which first comes available, Tenant's rights under this Article will terminate and be of no further force or effect, and Tenant will have no further rights to Suite 250A or Suite 101A, except with respect to the then exercised option for one of such suites.

          37. PARKING. Tenant, at no additional rental cost to Tenant, will have the right to use 41 unassigned unreserved and uncovered parking spaces in the parking lots for the Building during the term of this Lease.

          38. CONTROLLING EFFECT. In the event of a conflict between the provisions of the foregoing lease form and the Addendum, the provisions of this Addendum will control the covenants and obligations of the parties.

                                LANDLORD:

                                FLATIRONS COTTONWOOD, INC., a Delaware
                                corporation


                                By:  /s/ Kathryn G. Spritzer
                                    --------------------------------------------
                                Its: Vice President
                                    --------------------------------------------


                                TENANT:
                                INTERNATIONAL LANGUAGE ENGINEERING
                                CORPORATION, a Colorado corporation, d/b/a
                                Lionbridge Technologies, Inc.


                                By:  /s/ Stephen J. Lifshatz
                                    --------------------------------------------
                                Its: Chief Financial Officer
                                    --------------------------------------------